As Filed with the Securities and Exchange Commission on July 15, 2014

REGISTRATION NO. 333-14927

REGISTRATION NO. 811-7883

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 48

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 48

ICON Funds

(Exact Name of Registrant as Specified in Charter)

5299 DTC Boulevard, Suite 1200

Greenwood Village, Colorado 80111

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (303) 790-1600

Donald Salcito, Esq.

5299 DTC Boulevard, Suite 1200

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b)

☐  on                      pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☒  on September 30, 2014 pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on                                pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

(LOGO)

PROSPECTUS

ICON HIGH YIELD BOND FUND

September 30, 2014

ICON HIGH YIELD BOND FUND	IC

(LOGO)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether the information in this Prospectus is accurate or complete.

Any representation to the contrary is a criminal offense.

1-800-764-0442  •  www.iconfunds.com

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TABLE OF CONTENTS

Fund Summary
ICON High Yield Bond Fund

More About The Fund Summary

More About Investment Strategies and Risks

The Fund’s Investment Manager

About Your Investment
Your Share Price
Investing in the ICON Funds
Classes of Shares, Sales Charge and Distribution Arrangements
Opening an Account
Doing Business with the ICON Funds
Redeeming Shares
Transaction Policies
For More Information About Your Account
Establishing Additional Services

Dividends and Other Distributions

Taxes

Financial Highlights

ICON Funds’ Privacy Information

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FUND SUMMARY

ICON HIGH YIELD BOND FUND

Investment Objectives/Goals

Seeks high current income and growth of capital. This investment objective is a non-fundamental policy of the Fund and may not be changed without 30 days’ prior notice to shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None

Redemption Fee)	None

Wire Redemption Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.	%

Total Annual Fund Operating Expenses	0.	%

Expense Reimbursements(1)	(0.	)%

Total Annual Fund Operating Expenses	0. 80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)  ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of .80%. This expense limitation may be terminated at any time after January 31, 2016 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

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	1 Year	3 Years

ICON High Yield Bond Fund	$	$

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided because the Fund has not completed at least six months of operations as of the date of this prospectus.

Principal Investment Strategies

The ICON High Yield Bond Fund invests primarily in non-investment grade bonds. The Fund normally invests at least 80% of its assets in high yield securities. The high yield securities (commonly called “junk”) acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor’s or Fitch Ratings, Inc. or Ba1 or lower by Moody’s Investor Services) or as determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Fund may invest up to 20% of its assets in non-dollar denominated bonds or in equity securities of issuers located inside or outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The Fund may also invest in convertible and preferred securities. Convertible  and preferred securities may be counted toward the Fund’s 80% policy to the extent they have characteristics similar to the securities included with that policy. To add additional diversification, the management team can invest in a wide range of securities including  collateralized bond obligations, bank loans, mortgage-backed and asset-backed securities or other mutual funds.

There is no limit on the Fund’s average maturity or on the maturity of any individual issues in the Fund. The Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may use derivative instruments to hedge its investments or to seek to enhance returns to the  securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements). The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

This Fund’s Principal Investment Strategies, including the 80% policy, are non-fundamental and may be changed by giving Fund shareholders at least 60 days’ prior notice.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. There is no assurance that the Fund will achieve its investment objective.  When you redeem your shares, they may be worth more or less than what you paid for them.  A summary discussion of the principal investment risks of investing in this Fund are:

Bank Loan Risk — The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Collateralized Bond Obligation Risk — The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition,

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convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s portfolio would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain

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aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. In an investment environment where the yield in the junk bond market compared to higher rated debt is small, you may be taking risks which do not correspond with the rewards of higher interest rates. In short, the risk of junk bonds may not warrant the yields.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.

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Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and if the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Who Is the Fund Designed For?

The Fund is designed primarily for investors seeking high current income and growth of capital from a fund that invests mainly in below-investment grade U.S. or foreign debt securities.   The Fund takes into account the following in evaluating its investment objective: income, dividends, capital gain distributions and the increase or decrease in share price. Investors should be willing to assume the greater risks of short-term share price fluctuations and losses that are typical for a fund that invests mainly in below-investment grade debt. The Fund is not designed for investors needing an assured level of current income.  The Fund is intended to be a long-term investment, not a short-term trading vehicle.  The Fund is not a complete investment program.  You should carefully consider your own investment goals and risk tolerance before investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

A comparison of the Fund’s performance with that of an unmanaged securities index may illustrate the potential risks of an investment in the Fund.  Because the Fund commenced operations on September 30, 2014, however, it does not have performance history for a full calendar year. Once the Fund has performance history, its past performance, before and after taxes, will not provide a guarantee of future results. Updated performance information will be made available through our website at www.iconfunds.com or by calling 1-800-764-0442.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Managers:  Zach Jonson and Donovan J. (Jerry) Paul are the co-Portfolio Managers of the Fund. Messrs. Jonson and Paul have managed the Fund since its September 30, 2014 inception.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

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Tax Information: The Fund intends to distribute all or a portion of net investment income on at least a quarterly basis, and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, which may be subject to tax at a later point in time.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. As your salesperson or visit your financial intermediary’s web site for more information.

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MORE ABOUT THE FUND SUMMARY

The Fund’s investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in the “Fund Summary” section of the Prospectus. Additional information about the Fund’s investment strategies and associated risks are described in the “More About Investment Objectives, Principal Investment Strategies and Related Risks” section of the Prospectus.

The Fund uses the The Barclays Capital U.S. Corporate High-Yield Index to provide a basis for viewing the Fund’s historical performance against any unmanaged securities market indexes. The Barclays Capital U.S. Corporate High-Yield Index will not give investors a measure of total return.

The Barclays Capital U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The U.S. Corporate High-Yield Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Barclays U.S. Universal and Global High-Yield Indices.

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MORE ABOUT INVESTMENT STRATEGIES AND RISKS

The Fund seeks to achieve its investment objective (high current income and growth of capital) through its principal investment strategy. The principal investment strategy and risks of the Fund have been described in the Fund Summary. This section of the Prospectus discusses other investment strategies that may be used by the Fund and describes additional risks associated with an investment in the Fund. The allocation of the Fund’s portfolio among different types of investments will vary over time and the Fund’s portfolio might not always include all of the different types of investments described below. The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks

Overall Investment Strategy for the ICON High Yield Bond Fund

ICON Advisers, Inc. (“ICON”), the Fund’s investment adviser, uses a value methodology to identify individual securities that our methodology suggests are underpriced relative to our calculation of intrinsic value. We rely on the integrity of the financial statements released to the market as a part of our analysis.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAI.

Other Portfolio Investments and Strategies

Common Stock — The Fund may acquire and hold common stock either directly or indirectly. Indirect acquisitions include unit offerings with fixed-income securities or in connection with an amendment, waiver, or a conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained in connection with the Fund’s investment in a fixed-income security. Direct investments in common stock will be limited to 20% of the Fund’s assets.

ADRs.  The Fund may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. The Fund may also invest in Global Depositary Receipts (“GDRs”).  GDRs are very similar to ADRs except they may be issued in more than one country for shares in a foreign country.  The shares are held by a foreign branch of an international bank.  The shares trade as domestic shares, but are offered for sale globally.  ADRs and GDRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR or GDR.

Convertible Securities.  Convertible securities are bonds, preferred stocks and other securities that pay interest or dividends and are convertible into common stock or their equivalent value at maturity. These securities have the potential to offer both current income and capital appreciation. To pursue current income, the Fund may buy convertible debt instruments that entitle the Fund to receive regular interest payments. Preferred stock entitles the Fund to receive regular dividend payments. Convertible securities may also appreciate in value because, if the underlying common stock begins to increase in value, the holder of the convertible security can exchange it for common stock and benefit from the appreciation in the stock’s value.

Credit Ratings.  Many convertible securities are assigned credit ratings by agencies such as S&P or Moody’s that evaluate the quality of these securities. Securities with a credit rating of BBB-, Baa3 or higher are generally considered investment grade. Lower rated securities, often called “high yield” securities, are rated BB+ or Ba1 or lower at the time of purchase or the unrated equivalent as determined by investment team. Because their issuers may be at an early stage of development or have been unable to repay past debts, these lower rated securities typically must offer higher yields than investment-grade securities to compensate investors for greater credit risk.

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This Fund can invest up to 100% of its net assets in below investment-grade securities, meaning your investment will assume greater risk than a fund that invests only in investment-grade securities.

Securities That Are Not Readily Marketable.  The Fund may invest up to 20% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted as not readily marketable.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Fund may acquire securities of other investment companies, including exchange-traded funds (“ETFs”), unit investment trusts and open-end and closed-end funds, subject to the limitations of the Investment Company Act of 1940. The Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of the Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

When-Issued and Delayed Delivery Securities and Forward Commitments — The Fund may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Portfolio Turnover. The Fund does not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to the Fund’s buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Fund may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs the Fund pays and may adversely affect its performance.

If the Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains out to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Securities Lending. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When the Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned.  The collateral is then invested by our securities lending agent. There are various risks in the process of securities lending. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the securities or gaining access to the collateral.  There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made.  There is the risk that the value of the collateral invested may lose money.  In short, as a result of securities lending, the Fund may lose money thereby reducing returns and decreasing performance.

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More About Risk

The Fund is a mutual fund — a pooled investment that is professionally managed and provides you the opportunity to participate in financial markets.  It strives to meet its stated goals, although as with all mutual funds, it does not offer guaranteed results.  As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in the Fund.

An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Like all investments in securities, you risk losing money by investing in the Fund. The Fund’s investments are subject to changes in their value from a number of factors, including:

Company Risk.  The securities in the Fund’s portfolios may not perform as expected. Factors that can negatively affect a particular security’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Bank Loan Risk.  The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Collateralized Bond Obligation Risk.  The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Convertible Securities Risk.  The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Derivatives Risk.  Derivatives are volatile and involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in  the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

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Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk - The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.

Regulatory Risk — Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. In particular, the Dodd-Frank Wall Street Reform Act (the “Reform Act”) may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Reform Act substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, the Fund may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund - Swaps - Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps - Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts - Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed Securities - Indexed securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Futures - Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options - An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Mezzanine Securities Risk.  Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the securities purchased with the mezzanine investments may lose value.

Sector Risk.  At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the fund management allocates more of the Fund’s portfolio holdings to a particular economic sector, the Fund’s overall performance will be more susceptible to the economic, business, or other developments which generally affect the sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk.   Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

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THE FUNDS’ INVESTMENT MANAGER

Management and Administrative Fees

ICON Advisers, Inc. (“ICON”) serves as investment adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of March 31, 2014, ICON Advisers had $2.2 billion in total assets under management. Assets under management include mutual fund assets of approximately $1.6 billion and assets in mutual fund allocation portfolios and subadvisory relationships of approximately $0.1 billion that invest in and are already included in the ICON Funds’ mutual fund assets. Total assets under management include mutual fund assets, assets in mutual fund allocation, portfolios that invest in the ICON Funds, institutional accounts, and separately managed accounts.

ICON receives a management fee for managing the Fund’s investments. The Fund shall pay an annual management fee equal to 0.65 % of the Fund’s average daily net assets.

ICON also provides administrative services to the Fund. ICON receives an administrative fee from the ICON Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be available in the Fund’s first annual report to shareholders.

As discussed in the Fund Summary, ICON Advisers has contractually agreed to waive expenses for the Fund for a period of one year.

Portfolio Managers

The Portfolio Managers for the Fund are:

Fund	Portfolio Manager	Tenure
ICON High Yield Bond Fund	Zach Jonson, CFA	Since July 2014
	Donovan “Jerry” Paul, CFA	Since July 2014

Zach Jonson, CFA, is a member of ICON’s Investment Committee. Mr. Jonson is co-Portfolio Manager of the ICON Bond Fund and the ICON Risk-Managed Balanced Fund.  He serves also as Portfolio Manager for the ICON Materials Fund. Mr. Jonson joined ICON in 2003 as a reconciliation and performance specialist. He became a research analyst in 2006 and was promoted to a junior member and subsequently, a member of the Investment Committee as a Portfolio Manager in 2007. Mr. Jonson received a bachelor of arts degree in economics from the University of Colorado and a master’s of business administration and finance degree from the University of Denver. He holds FINRA series 7 and 63 registrations.

Jerry Paul, CFA, , is a member of ICON’s Investment Committee.  In addition, he serves as co-Portfolio Manager for both the ICON Bond Fund and the ICON Risk-Managed Balanced Fund. Mr. Paul’s professional investment experience spans over thirty-five years in fixed income portfolio management and research. He was previously

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employed as director of fixed income and portfolio manager at INVESCO Funds Group, Stein Roe and Farnham, and vice president of investments at Century Life of America. He also served as chief investment officer and lead portfolio manager for fixed income, closed-end fund and hedging strategies at Essential Investment Partners, and founded Quixote Capital Management, a boutique firm focused on merger arbitrage. Mr. Paul holds a bachelor’s of business administration from the University of Iowa and a master’s degree from the University of Northern Iowa.  He holds FINRA series 7 and 63 registrations.

Investment Committee Members

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics. However, the day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant sector, country or Fund. The Portfolio Manager assigned to the Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the securities within the sector.

In addition to Messrs. Jonson and Paul, the ICON Investment Committee includes the following members:

Craig Callahan is the company Founder, Chief Executive Officer, member of the Investment Committee, and is chairman of the ICON Funds Board of Trustees. He also serves as Portfolio Manager of the ICON Fund, ICON Opportunities Fund and the ICON Long/Short Fund. Mr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a bachelor of science degree from the Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer. He holds FINRA Series 7, 24, 63, and 66 designations.

Michael “Mick” Kuehn, CFA, is a member of ICON’s Investment Committee. Mr. Kuehn serves as Portfolio Manager for the ICON Emerging Markets Fund, the ICON Information Technology Fund, the ICON Industrials Fund and the ICON Consumer Staples Fund. He assists Mr. Snyder in the management of the ICON Europe and International Equity Funds. Mr. Kuehn joined ICON in 2006 as a Research Analyst. In 2007, he was promoted to the Investment Committee and subsequently, in 2008, Mr. Kuehn was promoted to a Portfolio Manager. Mr. Kuehn holds a bachelor’s degree in finance and information technology from the University of Colorado and a master’s of business administration degree from the University of Denver. Previously, Mr. Kuehn served as a senior business analyst in the investments division for Thrivent Financial (2004-2006) and as a senior associate for Murrayhill Company (2002-2004). He also holds the FINRA Series 7 and 66 registrations.

Scott Snyder, CFA, is a member of ICON’s Investment Committee. Mr. Snyder manages the ICON Europe Fund (closed to new investors), the ICON International Equity Fund, the ICON Consumer Discretionary Fund and the ICON Healthcare Fund.  Mr. Snyder joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to the Investment Committee and made a Portfolio Manager. Previously, he was employed by FactSet Research Systems as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder received his bachelor of science degree in finance from Arizona State University and a master’s degree in business administration from the University of Denver.

Derek Rollingson is a member of ICON’s Investment Committee. He is also Portfolio Manager for the ICON Energy Fund, ICON Equity Income Fund, ICON Utilities Fund and ICON Financials Fund, . Mr. Rollingson joined ICON in 2000 as a junior member of the Investment Committee. In 2003, he was named a senior member of the Investment Committee and a Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000. Mr. Rollingson received a bachelor’s degree in finance and statistics from Brigham Young University and a master’s degree in finance from the University of Denver.

The SAI provides additional information about the Investment Committee members’ compensation, other accounts managed by the Investment Committee member and their personal ownership in the ICON Funds.

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ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of the Fund and the price you receive upon selling, redeeming, or exchanging a share of the Fund is called the net asset value (“NAV”). NAV is calculated by dividing the total net assets by the total number of shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Fund’s securities holdings on such days may affect the value of the Fund’s shares on days when you will not be able to purchase, exchange or redeem shares.

The Fund uses pricing services to determine the market value of the securities in its portfolio. Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Fund’s Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Fund uses the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Fund’s portfolio. If a market quotation is not readily available or is unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps protect the interests of long-term shareholders in the Fund.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund’s investment performance. If the Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents.

The Fund’s distributor, ICON Distributors, Inc. (the “Distributor”), may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary receives such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

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ABOUT YOUR INVESTMENT

INVESTING IN THE ICON FUNDS

Policy Regarding Excessive Short-Term Trading and Market Timing

While the Fund provides shareholders with daily liquidity, it is intended to be a long-term investment and is not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•             Cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

•             Force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

•             Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out; and

•             Dilute the value of Fund shares held by long-term shareholders.

Although ICON will not knowingly permit investors to trade excessively the Fund shares in a manner to harm Fund shareholders, ICON cannot guarantee that it will be able to identify and restrict all abusive trading in the Fund. ICON has agreements to obtain relevant data for shareholder transactions received through financial intermediaries. Although ICON receives underlying account data, ICON cannot always know or reasonably detect excessive short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. In an attempt to minimize harm to the Fund and its shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of excessive short-term traders.

Funds that invest in overseas markets may be subject to the risk of certain investors using a strategy known as time-zone arbitrage that attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market timing. The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Fund, including time-zone arbitrage:

•             Shareholder trade activity monitoring;

•             Trading guidelines; and

•             Specific use of fair value pricing, including daily fair value of foreign securities outside of the Western Hemisphere.

Although these tools are designed to discourage abusive short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that abusive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor’s trading history in the ICON Funds in general and the Fund in particular, and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The Board has determined not to adopt a short-term redemption fee to discourage or address the potential costs of excessive frequent purchases and redemptions. Frequent purchases and redemptions of the Fund’s shares may

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result in additional costs that are borne by the Fund. The Board believes the current monitoring and actions taken against abusive short-term trading mitigates additional harm to the Fund.

Trade Activity Monitoring

ICON and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect abusive short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in abusive short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

ICON believes it has the ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs. If ICON identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If ICON is not satisfied that the intermediary has taken appropriate action, ICON may terminate the intermediary’s ability to transact in Fund shares. However, the ability to receive and analyze such information is limited and may inhibit ICON from eliminating the possibility of abusive short-term trading.

Trading Guidelines

If the Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive or abusive (for example — as a guideline, a purchase and sale within a 45-day period), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders, regardless of whether such shareholder exceeds such guidelines. The Fund or ICON may and has permitted exceptions to these guidelines for accounts that can demonstrate they are following a bona fide long-term investment strategy such as sector or industry rotation.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of our short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

Fair Value Pricing

As discussed above, the Fund has fair value pricing procedures in place, including the daily fair valuation of certain foreign securities. The Fund’s Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

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ABOUT YOUR INVESTMENT

CLASSES OF SHARES, SALES CHARGE AND

DISTRIBUTION ARRANGEMENTS

Classes of Shares

The Fund has one share class, which is open to all investors.  ICON Advisers reserves the right, in its sole discretion, to reimburse any expenses of shareholders who have or make a significant investment in the Fund. The expense reimbursement will be paid by the Adviser not the Fund.

Revenue Sharing

The Distributor and ICON Advisers, at their own expense, currently provide additional compensation to selected financial firms for services. A financial firm is a firm that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers currently make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ICON Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms including sales, assets and redemption rates, and the length of and quality of the financial firms’ relationship with the ICON Funds. The additional payments described above are made at the Distributor’s or ICON Advisers’ expense, as applicable.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisers about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial adviser.

Sub-Transfer Agency Fees

Boston Financial Data Services, Inc. provides shareholder and transfer agent services to the Fund. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities (“Servicing Agents”) may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agent fee to these Servicing Agents for these services. The Fund

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may reimburse ICON for all or a portion of these fees. Servicing Agents receiving such fees may also receive 12b-1 fees.

ABOUT YOUR INVESTMENT
OPENING AN ACCOUNT

Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gift to Minors Act or Uniform Transfer to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

Trust

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement and similar accounts:

Traditional and Roth IRA

Both types of IRAs allow most individuals with earned income up to a specified maximum amount to contribute a specified amount annually.

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) generally retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to the Fund IRA.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees’ IRAs with minimal reporting and disclosure requirements.

SIMPLE (Savings Incentive Match Plan for Employees of Small Employers)

This type of account allows small businesses that do not currently have another retirement plan to offer an IRA that is simple to form and administer.

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OPENING AN ACCOUNT

Coverdell Education Savings Account (formerly Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

Each year you will be charged a $15 custodial fee per Social Security number that holds any IRA accounts. This fee may be changed upon 30 days notice.

Profit-Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

403(b) Accounts

403(b) accounts must be purchased through representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

For All Accounts

We recommend that you consult your tax adviser regarding the particular tax rules and consequences of any investment option and account type.

Please be advised that under the laws of certain states, your property may be transferred (escheated) to the state if no activity occurs in your account for a period specified by state law.

Minimum Initial Investments

To open the Fund account, please enclose a check payable to “ICON Funds” for:

•             $1,000 minimum per Fund

•             No minimum if you begin an Automatic Investment Plan

For significant investments, contact ICON Advisers at 1-800-828-4881.

Minimum Additional Investments

•                  In general, $100 per Fund for additional investments

•                  In general, $100 per Fund for Automatic Investment Plan payments

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ABOUT YOUR INVESTMENT

DOING BUSINESS WITH THE ICON FUNDS

By Phone 1- 800-764-0442

How to Open an Account

If you have an existing account with us that has telephone exchange privileges, you can call to open an account in another ICON Fund by exchange. The names and registrations need to be identical on both accounts.

Otherwise, you must complete a New Account Application and send it with your investment check. The Funds do not accept third-party checks or money orders.

We cannot establish new accounts with cash or certain other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money-orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Mail ICON Funds P.O. Box 55452 Boston, MA 02205-8165

Complete the proper application which you can request by calling 1-800-764-0442 or by visiting www.iconfunds.com. Make your check payable to “ICON Funds.” We cannot establish new accounts with cash or certain other cash equivalents.

Overnight: ICON Funds 30 Dan Road Canton, MA 02021-2809	Cash equivalents include but are not limited to: cashier’s checks, money-orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Wire	Complete and mail the proper application. Call ICON Funds at 1-800-764-0442 to obtain your account number, then wire your funds.

Through Our Website www.iconfunds.com	Download, complete and mail a signed printout of the proper application with your investment check.

Through Automatic Investment Plans

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.

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How to Add to an Account	How to Redeem Shares	How to Exchange Shares

Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House members may be used for telephone transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after an account is established for Electronic Funds Transfer to be available.

We can generally send proceeds only to the address or bank of record. Minimum redemption — $100; $1,000 minimum for redemptions by wire. Phone redemption is not available on retirement accounts and certain other accounts. The maximum amount that can be redeemed is $50,000 per social security number.

If you have telephone exchange privileges, you may exchange from one ICON Fund to another. The names and registrations need to be identical on both accounts.

Make your check payable to “ICON Funds.” Enclose a purchase stub (from your most recent confirmation or statement); if you do not have one, write the Fund name and your account number on the check. For IRAs, please state the contribution year.

The Funds do not accept cash equivalents except for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

In a letter, please tell us the number of shares or dollars you wish to redeem, the name(s) of the account owner(s), the Fund and account number. All account owners need to sign the request exactly as their names appear on the account. We can send proceeds to the address or bank of record. A Medallion Guarantee is required for transactions greater than $50,000.

In a letter, include the name(s) of the account owner(s), the Fund and account number you wish to exchange from, the dollar or share amount, and the account you wish to exchange into. All account owners need to sign the request exactly as their names appear on the account.

Wire funds to:

State Street Bank and Trust Company

ABA# 011000028

Attn: Custody

DDA# 99056673

225 Franklin Street Boston, MA 02110

Credit: Name of ICON Fund

Further Credit: Shareholder Name and Account Number

	$1,000 minimum. Monies are usually received the business day after you sell. Unless otherwise specified, we will deduct the $15 wire redemption fee from your redemption proceeds.	Not applicable.

Not available.	Not available.	Not available.

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.

Systematic Withdrawal Plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts generally with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form.

Fund-to-Fund Investment Plan allows you to automatically exchange a fixed dollar amount from one Fund to purchase shares in another Fund.

24

ABOUT YOUR INVESTMENT

REDEEMING SHARES

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee’s name is not in the account registration, you will need to provide a signature guarantee or Certificate of Incumbency dated within the past 6 months.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Signature Guarantee

For your protection, we require a signature guarantee by an eligible signature guarantor if you request:

•             to change account ownership

•             a redemption check made payable to anyone other than the shareholder(s) of record

•             a redemption check mailed to an address other than the address of record

•             a redemption check or wire sent to a bank other than the bank on file

•             a redemption check mailed to an address of record that has been changed within 30 days of your request

•             a redemption for $50,000 or more

•             to add telephone redemption privileges

25

•             to change bank account information on an account

Eligible signature guarantors must participate in the Securities Transfer Agents Medallion Program (STAMP).

You can have your signature guaranteed at a:

•             bank

•             broker-dealer

•             credit union (if authorized under state law)

•             securities exchange/association

•             clearing agency

•             savings association

Please note that a notary public cannot provide a signature guarantee.

We reserve the right to require signature guarantee(s) on any redemption.

Redemption Proceeds

We can deliver redemption proceeds to you:

By Check

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Signature Guarantee above). If you don’t specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

By Wire

$1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct a $15 wire redemption fee from your redemption proceeds.

By Electronic Funds Transfer

Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of the Fund’s net assets in any 90-day period.

26

ABOUT YOUR INVESTMENT

TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds’ Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will be accepted only if accompanied by a permanent street address. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If the Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction until such information is received. The Fund also reserves the right to close an account if clarifying information and documentation are not received.

The Funds accept investments only from U.S. investors who have a Social Security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the Funds until it meets these requirements. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

Transactions Conducted by Phone or Fax

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Fund, or one of its service providers or intermediaries, may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

•             requiring personal identification prior to acting upon instructions

•             providing written confirmation of such transactions

•             tape-recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

ICON will only accept instructions via fax from broker dealers.

27

Effective Date of Transactions

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds’ transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. Dollars

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash or cash equivalents. The Funds will accept cash equivalents for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

Returned Checks

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares may be redeemed from other accounts, if needed, to reimburse the Funds.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

Taxpayer Identification Number

You must provide your Social Security or other taxpayer identification number when you open your account and, unless you elect otherwise, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing a taxpayer identification number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder’s shares. In addition, a shareholder’s account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the shareholder’s taxpayer identification number on required reports.

Account Minimums

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

A $12 annual “minimum balance fee” is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

28

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

•             reject any investment or exchange

•             cancel any purchase due to nonpayment or insufficient investor information

•             modify the conditions of purchase or sale at any time

•             waive or lower investment minimums or requirements

•             limit the amount that may be purchased

•             close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund

•             suspend the offering of shares

29

ABOUT YOUR INVESTMENT

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 5 p.m. Central time Monday through Friday.

24-Hour Account Information

•             By Phone: 1-800-764-0442. ICON’s automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•             ICON Funds Website: By visiting www.iconfunds.com, you can view the latest Fund performance returns, news articles and much more 24 hours a day.

30

ABOUT YOUR INVESTMENT

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

Automatic Investment Plan (AIP)

Allows you to generally make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans above.

Electronic Funds Transfer Program

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of, in general, $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

Householding

To keep the Fund’s costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

31

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to distribute all or a portion of net investment income, if any, on at least a quarterly basis and to distribute all or a portion of net capital gains, if any, generally each December.  From time to time, the Fund may make additional distributions.

If the Fund pays dividends or capital gains, either or both may be paid in cash or reinvested.  The payment method for short-term capital gain distributions is the same as you elect for dividends.  You have the option to reinvest income dividends and capital gain distributions in shares of the Fund or to receive either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. All of your dividends and capital gain distributions with respect to the Fund will be reinvested in additional shares of the Fund unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Fund will automatically reinvest all dividends under $10 in additional shares of the Fund. If you have elected to receive your dividends or capital gain distributions from the Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account’s subsequent distributions in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

32

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Fund, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If the Fund’s total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Fund’s distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The American Taxpayer Relief Act of 2012 may reduce the rate applicable to long-term capital gains through at least 2013. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange the Fund’s shares at more or less than you originally paid. Because everyone’s tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

33

FINANCIAL HIGHLIGHTS

Because the Fund has not operated for a full fiscal period as of the date of this Prospectus, audited financial highlights have not been provided.

34

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• income and transaction history
• checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Who we are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What we do

How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?	We collect your personal information, for example, when you • open an account or enter into an investment advisory contract
• provide account information or give us your contact information
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • ICON doesn’t jointly market

(LOGO)

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442  •  www.iconfunds.com

37

FOR FURTHER INFORMATION

More information about the Fund is available to you free of charge. The Fund’s Statement of Additional Information (SAI) containing more detailed information about the Fund and its policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Fund’s Annual and Semiannual Reports will contain the Fund’s financial statements, portfolio holdings and historical performance, in which you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance in its first year of operation. You can request copies of the SAI, and when available the Annual and Semiannual Reports, or obtain other information in the following ways:

By Telephone:	Call 1-800-764-0442

By Mail:	ICON Funds; P.O. Box 55452, Boston, MA 02205-8165

In Person:	ICON Funds; 5299 DTC Blvd, Suite 1200 Greenwood Village, CO 80111

By E-mail:	info@iconadvisers.com

On the Internet: By E-mail or in Person from the Securities and Exchange Commission (you will pay a copying fee):	ICON Funds website: www.iconfunds.com EDGAR database on the SEC site: www.sec.gov E-mail the Securities and Exchange Commission at publicinfo@sec.gov

SEC’s Public Reference Section; Washington, D.C. 20549-0102

Visit or Write:	Call 1-202-551-8090 for information about the operation of the Public Reference Room

(LOGO)

1-800-764-0442  •  WWW.ICONFUNDS.COM

ICON Funds’ SEC File No. XXX-XXXX

ICON HIGH YIELD BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

September 30, 2014

This Statement of Additional Information (“SAI”) relates to the following investment portfolios of the ICON Funds (the “Trust”):

ICON HIGH YIELD BOND FUND	[symbol]

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectus for the ICON Fund listed above dated September 30, 2014, as amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses and shareholder reports, please call us at 1-800-764-0442, visit www.iconfunds.com or write to P.O. Box 55452, Boston, MA 02205-8165.

FINANCIAL STATEMENTS

The ICON High Yield Bond Fund was formed on June     , 2014 and has not commenced operations as of the date of this SAI. The Fund has no financial statements, audited or otherwise. When required, the Fund will issue shareholder reports with performance information and that information will be available at www.iconFunds.com or without charge by contacting the Trust’s shareholder servicing agent at the telephone number or address listed above.

TABLE OF CONTENTS

ICON FUNDS	4
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS	4
FUNDAMENTAL INVESTMENT RESTRICTIONS	4
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	6
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	7
PORTFOLIO TURNOVER	7
DEBT SECURITIES	8
EQUITY SECURITIES	13
COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS	15
DERIVATIVE INSTRUMENTS	16
SHORT SALES	32
FOREIGN SECURITIES AND DEPOSITARY RECEIPTS	33
SECURITIES THAT ARE NOT READILY MARKETABLE	40
WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES	41
BORROWING/OVERDRAFTS	42
SECURITIES OF OTHER INVESTMENT COMPANIES	42
REPURCHASE AGREEMENTS	42
CASH SWEEP PROGRAM	43
SECURITIES LENDING	43
OTHER INVESTMENTS	43
TRUSTEES AND OFFICERS	44
BOARD OF TRUSTEES	44
COMMITTEES	44
BOARD ASSESSMENT OF LEADERSHIP STRUCTURE	45
ASSESSMENT OF RISK	45
BOARD ASSESSMENT OF INDIVIDUALS SERVING AS TRUSTEES	46
TRUSTEE COMPENSATION	50
TRUST OFFICERS	51
PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION	53
CERTAIN POLICIES OF THE FUND	55
CODE OF CONDUCT	55
PROXY VOTING	55
PORTFOLIO HOLDINGS DISCLOSURE POLICY	57
THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS	58
PURCHASE AND REDEMPTION OF SHARES	62
SALES CHARGE	63
PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION	64
CAPITAL STOCK	67
PRICING OF SHARES	74
TAX STATUS	76
ADDITIONAL INFORMATION	81
TRUST SHARES	81
REGISTRATION STATEMENT	83

APPENDIX	84
RATINGS OF CORPORATE BONDS	84
RATINGS OF PREFERRED STOCK	86
RATINGS OF COMMERCIAL PAPER	87

ICON FUNDS

ICON Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund.  The Trust was organized as a Massachusetts business trust on September 19, 1996.  The ICON High Yield Bond Fund (the “Fund”) is a series of the Trust.  There are 18 other series funds (the “Funds”) in the Trust. Those Funds are covered by separate prospectuses and statements of additional information.

The Fund is a diversified portfolio.  This means that, with respect to at least 75% of the Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer.  The Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of the Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

ICON Advisers, Inc. (“ICON” or “Adviser”) serves as the Fund’s investment adviser.  ICON Distributors, Inc. (“IDI” or “Distributor”) is the Distributor of the Fund’s shares.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of the Fund is to seek maximum total return that is consistent with income generation. The investment objective of the Fund is a non-fundamental policy of the Fund and may not be changed without thirty (30) days’ prior notice to shareholders.

The Fund invests primarily in non-investment grade bonds with no maturity restrictions.  The Fund normally invests at least 80% of its assets in high yield securities and there is no limit on the Fund’s average maturity or on the maturity of any individual issues in the Fund.  The Fund considers this strategy to be non-fundamental to the management of the Fund and may change the strategy by giving Fund shareholders at least 60 days’ prior notice.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1.             The Fund may not invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each foreign government will be considered to be a separate industry.

2.             The Fund may not invest in physical commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

3.             The Fund may not invest in real estate, except that the Fund may invest in securities of issuers which invest or deal in real estate, real estate mortgage loans, and  other illiquid interests in real estate or which are otherwise secured by interests in real estate.  The Fund may also invest in readily marketable interests in real estate investment trusts.

4.             The Fund may not borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, short sales and reverse repurchase agreements, shall not constitute borrowing.

5.             The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

6.             The Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

7.             The Fund may not issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund’s other investment restrictions may be deemed to give rise to a senior security.

In applying the limitations on investments in any one industry set forth in restriction 1. above, the Fund uses industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet, Bloomberg L.P., Value Line, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion; provided that utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Also, the Fund will look through to the portfolio holdings of the underlying funds in which it invests and will aggregate the holdings of the underlying funds (on a pro rata basis based on the Portfolio’s investment in each underlying fund) to determine concentration in a particular industry in accordance with the concentration policy provided above. For the purposes of this policy, only those underlying funds that are part of the ICON family of funds will be aggregated; the Portfolio will not aggregate underlying fund holdings, if any, in underlying funds outside of the ICON family of funds.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following instructions are non-fundamental and may be changed by the Board of Trustees (“Board”) at any time without shareholder approval or notice.

1.             The Fund may not, with the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, purchase the securities of any issuer if, as a result, more than 5% of its total assets, with respect to 75% of the Fund, would be invested in the securities of that issuer.

2.             The Fund may not invest in a company for the purpose of exercising control or management of the company.

3.             The Fund may not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that the Fund may make margin deposits in connection with transactions in short sales, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

4.             The Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

5.             The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent the Fund from entering into short positions in options, futures contracts, forward contracts, and other financial instruments.

In addition, in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

AND RISK CONSIDERATIONS

The prospectus discusses the principal investment strategies and risks of the Fund.  This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Fund that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER

No portfolio turnover rate is provided because the Fund has not commenced operations as of the date of this SAI.

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period.  Portfolio turnover rates for the Fund may be higher than those of other mutual funds. Although the Fund purchases securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable without reference to the length of time that a security has been held.  Portfolio turnover rates may also increase as a result of the need for the Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON’s control and because of sector or theme rotations in and out of various funds by ICON and shareholders.

Higher portfolio turnover rates increase the brokerage costs the Fund pays and may adversely affect its performance. If the Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions.  This may adversely affect the after-tax performance of the Fund for shareholders with taxable accounts. In addition, rotations in and out of various funds by ICON and other advisers may increase brokerage costs.

DEBT SECURITIES

The Fund invests primarily in non-investment grade bonds with no maturity restrictions. Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand.  Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk.  Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due.  Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates.  An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested.  A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody’s and S&P ratings provide a useful guide to the credit risk of many debt securities.  (Appendix A to this SAI provides a description of such debt security ratings.)  The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates, although spreads have narrowed.

The Fund normally invests at least 80% of its assets in high yield securities.  High yield securities (commonly called “junk bonds”) acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s of Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services) or as determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Fund may invest up to 20% of its assets in non-dollar denominated bonds or in equity securities of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The Fund may also invest in convertible and preferred securities. Convertible debt securities will be counted toward the Fund’s 80% policy to the extent they have characteristics similar to the securities included with that policy. To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans, mortgage-backed and asset-backed securities or other mutual funds.

Increasing the amount of Fund assets invested in unrated or lower-grade debt securities will  increase the credit risk of those securities. A debt security is considered lower-grade if it is categorized as non-investment grade or lower. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative.  The Fund may invest in securities of any rating. It may invest up to 100% of its assets into high yield securities and up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.

A significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has experienced an increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund’s net asset value. Finally, the secondary market for such securities is less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

Zero Coupon Bonds.  The Fund may invest in zero coupon bonds.  Zero coupon bonds do not make regular interest payments.  Zero coupon bonds are sold at a discount from face value.  Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. The market values of zero coupon bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until their maturity or call date, in order for the Fund to maintain its qualification for treatment as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

Mortgage-Related Securities.  The Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see “Mortgage Pass-Through Securities”).  The Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates.  Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association (“Ginnie Mae”), are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Ginnie Mae is the principal governmental guarantor of mortgage-related securities.  Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or the Department of Veterans Affairs (“VA”) guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  Freddie Mac issues participation certificates (“PCs”) that represent interests in conventional mortgages from Freddie Mac’s national portfolio.  Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization

(“NRSRO”); (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Asset Backed Securities.  Asset-backed securities include mortgage backed securities, but can also include securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.

Risks of Mortgage/Asset-Related Securities. Investment in mortgage/asset-backed securities poses several risks, including prepayment, market, and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages/debt faster than expected, which may adversely affect the investment’s average life and yield.  Whether or not a loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying loans as interest rates fall, and slowing prepayments as interest rates rise.  Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of loans  may also be affected by asset value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of the security may fluctuate over time. The price of all asset-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of asset-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  With respect to Ginnie Mae certificates, although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities.  For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

The Fund’s investments in CMOs also are subject to extension risk.  Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate.  This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security.  Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Preferred Stock.  Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid.  Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation.  Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases.  The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders. Fund management has the ability to classify preferred stock as debt, and count it as part of the 80% debt limitation.

EQUITY SECURITIES

The Fund may invest in equity securities, including common, preferred and convertible preferred stocks (some of which may be classified as debt by Fund management), and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Equity securities may be issued by either established, well-capitalized companies or newly formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Rights and Warrants.  Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period.  The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.  A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities.  Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.  Right and warrant positions will not be used to increase the leverage of the Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Convertible Securities. The Fund may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature.  Investment value changes are based upon prevailing interest rates and other factors.  It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security.  Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.  Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value.  If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value.  In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature.  However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Fund may purchase investment grade, non-investment grade, speculative and highly speculative convertible securities and preferred stocks rated by a nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”). The Fund also may invest in unrated convertible securities and preferred stocks. (Appendix A to this SAI provides a description of such security ratings.)

The Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.  The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security.  Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Fund’s investment policies.

The Fund’s investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes.   These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit may enhance the paper’s creditworthiness.  The issuer is directly responsible for payment but the financial institution  “guarantees” that if the note is not paid at maturity by the issuer, the financial institution  will pay the principal and interest to the buyer. Fund management will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit, but even the largest most credit worthy financial institutions default and there is no guarantee that the letter of credit will be honored. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days. Commercial paper purchasable by the Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act.

The Fund may also acquire certificates of deposit and bankers’ acceptances.  A certificate of deposit is a short-term obligation of a bank. A banker’s acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

DERIVATIVE INSTRUMENTS

The Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes or for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that the Fund’s hedging strategies will be effective. The Fund is not required to engage in hedging transactions and it may choose not to do so. The Fund may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, the Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Adviser believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position. The Funds may also invest in leveraged inverse floating rate debt instruments (“inverse floaters”). Inverse floaters are securities the potential of which is inversely related to changes in interest rates. In general, the return on inverse floaters will decrease when short-term interest rates increase and increase when short-term rates decrease.

Swap Agreements. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked to market daily, to avoid any potential leveraging of the Fund’s portfolio. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will seek to lessen this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. As noted, however, the Fund will segregate liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Interest Rate Swaps, Caps and Floors. In order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income, the Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. A fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a fund may also invest in interest rate swaps to enhance income or to increase the fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, a fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the fund receiving or paying, as the case may be, only the net amount of the two payment streams). Inasmuch as these transactions are entered into for good faith hedging purposes, the Adviser believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of a fund’s obligations will be accrued on a daily basis, and the full amount of the fund’s obligations will be maintained in a segregated account. Typically the parties with which a fund will enter into interest rate transactions will be broker-dealers and other financial institutions. If there is a default by the counterparty to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit a fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments. The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. The Fund, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor.” Caps and floors are less liquid than swaps.

The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and the Adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by Commission guidelines. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Types of Options

Options on Securities and Securities Indices. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

Call Options. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets designated on the Adviser’s books and records to the extent required by Commission guidelines.

A Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. The Fund will receive a premium for writing a put option, which increases the Fund’s return.

The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, the Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.” A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When the Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures. The Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

To the extent that the Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.  (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call.  A put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in options or futures contracts.

Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract or when the Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract.  However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by the Fund, there was a general increase in interest rates, thereby making the Fund’s position less valuable.  At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets.  Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.  In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions.  If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its futures or options positions also could be impaired.

Futures involve substantial leverage risk. The sale of a futures contract limits the Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, the Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

When the Fund engages in transactions in futures and options on futures, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transactions (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligation with respect to the transaction, but will not limit the Fund’s exposure to loss.

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Futures Merchant. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market. The CFTC has eliminated limitations on futures trading by certain regulated entities including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that a claim to be excluded from regulation as a commodity pool operator is made. ICON Advisers, the adviser to the Fund, does not believe it, or any of the ICON Funds, are a “commodity pool operator,” under the law.  However, it has filed for an exemption as a registered investment company.  In doing so it has agreed to operate the Fund in such a manner to warrant the exclusion from the registration as a commodity pool operator.

Other Risks of Investing in Futures and Options.  The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations.  All such practices entail risks and can be highly volatile.  Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Fund may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used.  Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time.  In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

Cover. Transactions using options and futures contracts (“Financial Instruments”), other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transaction unless it owns either (1) an offsetting (“covered”) position in securities, or other options, futures contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other obligations.

Leveraging.  Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed Fund exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed Fund is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Correlation of Price Changes.  There are a limited number of types of options and futures contracts.  It is therefore likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

Additonal Risks in Derivatives.

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risks of OTC Transactions; Limitations on the Use of OTC Derivatives.

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Distressed Securities. The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Portfolio Managers of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

The Fund will generally make such investments only when the Portfolio Managers believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

SHORT SALES

A security is sold short when the Fund sells a security it does not own.  To sell a security short, the Fund must borrow the security from someone else to deliver it to the buyer.  That Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement.  Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The use of short sales may result in the Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price.  During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In short sale transactions, the Fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited.  Until a security that is sold short is acquired by the Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender.  Short sales also cause the Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain the Fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Fund may invest in foreign securities traded in foreign markets. The term “foreign securities” refers to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States.

Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies.  Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Some foreign companies may exclude U.S. investors such as the Fund from participating in beneficial corporate actions, such as rights offerings. As a result, the Fund may not realize the same value from a foreign investment as a shareholder residing in that country.  There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of the Fund that invests in foreign securities can be expected to be higher than that of the Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher.  In addition, the Fund incurs costs in converting assets from one currency to another.

Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets.

Investments in emerging markets may be considered speculative. In general, countries may be considered emerging or developing if they are included on any one of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, classified as a developing or emerging market or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Currency Transactions

Investment in foreign companies will usually involve currencies of foreign countries, and because the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.  A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country.  Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

The Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

The Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

The Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund’s limitation on investing in illiquid securities.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which the Fund has (or expects to have) portfolio exposure. The Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked securities.

The Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitment.

On the settlement date of the currency transaction, the Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the

Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material nonpublic information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”, which are securities typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts (“EDRs”) are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A “sponsored” facility is established jointly by the issuer of the security underlying the receipt and a depositary. An “unsponsored” facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.  Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States, and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectus, the Fund may invest up to 100% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable.  A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

The Fund may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale.  Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Fund.  These securities are often called “Rule 144A” securities (see discussion below).

The Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Rule 144A Securities.  In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities that may or may not be readily marketable.  Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable.  However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The Trust’s Board of Trustees (“Board”) has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities should be classified as not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades  (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly.  The Board monitors the determinations of ICON’s quarterly review.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date.  The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time the Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund.  At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. The Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING/OVERDRAFTS

The Fund may borrow money from time to time due to timing differences in the settlement of money from security and shareholder transactions.  Interest on borrowings will reduce the Fund’s income. See “Investment Restrictions” above for the Fund’s limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, the Fund does not intend to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies.  Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Fund include Exchange-traded Fund (“ETFs”). An ETF is a type of index fund that trades like a common stock and represents a fixed portfolio of securities designed to track a particular market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile.  Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which the Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Fund may enter into repurchase agreements with banks,  well-established securities dealers or other financial institutions. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Fund are marked to market daily.  In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Fund’s limitation with respect to illiquid securities. For a further explanation, see “Investment Strategies and Risks - Securities That Are Not Readily Marketable.”

The Fund has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. The Fund may invest up to 20% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CASH SWEEP PROGRAM

The Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, the Fund’s uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

SECURITIES LENDING

The Fund may lend its portfolio securities.  The Fund may seek to earn additional income through securities lending.  There is the risk of delay in recovering a loaned security.  The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote of the proxy.

All loans will be continuously secured by collateral which consists of cash.  State Street Bank & Trust (“State Street”) (the “Lending Agent”) may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, which operates in accordance with Rule 2a-7 of the 1940 Act relating to money market Fund, which is subject to its own set of risks.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

The Fund is overseen by a Board of Trustees (“Board” or “Trustees”) that meets regularly to review a wide variety of matters affecting the Fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Trustees elect the Fund’s officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Massachusetts, and other laws.  Only one trustee, Craig T. Callahan, is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of the ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Fund’s Adviser and Distributor. At least 75% of the Trustees are independent of ICON. The Board oversees all 19 ICON Funds, including the Fund described in this SAI. The Board currently has three standing committees, an Audit Committee, a Valuation Committee, and a Nominating Committee, each as described below, under the subheading “Committees.”

Craig T. Callahan is the Chairman of the Board of Trustees.  Glen F. Bergert is the Lead Independent Trustee and functions as a liaison between the Chairman of the Board and the other independent Trustees.  The Lead Independent Trustee presides at all executive sessions of the Independent Trustees, reviews and provides input on Board meeting agendas and materials, and typically represents the Independent Trustees in discussions with ICON management.

COMMITTEES

The Board has three committees: the Audit Committee, the Valuation Committee and the Nominating Committee.

Audit Committee.  The Audit Committee is responsible for overseeing the Trusts’ accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust’s independent registered public accountants; and acts as a liaison between the Trust’s independent registered public accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Audit Committee members are Glen F. Bergert, Chairman; John Pomeroy and Michael Sentel.  During the fiscal year ended September 30, 2013, the Audit Committee met two times.

Valuation Committee. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board.  The Valuation Committee is composed of Independent Trustees and Adviser representatives. Michael Sentel is the

Primary Board Representative on the Valuation Committee, and John Pomeroy is the Secondary Board Representative. During the fiscal year ended September 30, 2013, the Valuation Committee met and its members acted on various valuation matters in excess of 25 times.

Nominating Committee.  The Nominating Committee is responsible for the nomination of candidates for election to the Board. It is the policy of ICON Funds that the Independent Trustees then serving on the Board of Trustees shall act as a Nominating Committee when and if needed to select and nominate other independent trustees if additional or replacement trustees are required. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions.  ICON may also provide administrative assistance in the selection and nomination process.  If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders.  Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee’s resume, to: ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.  During the fiscal year ended September 30, 2013, the Nominating Committee did not meet.

BOARD ASSESSMENT OF LEADERSHIP STRUCTURE

The Board of Trustees completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board of Trustees believes that its leadership structure is appropriate given its specific characteristics. The Board based its conclusion on a number of factors, including the role of the Lead Independent Trustee, the committee structure, the supermajority of its independent trustees, the independence of many of the Fund’s service providers, including its custodian, transfer agent, fund accountant and the sub-administrator to the investment adviser.

ASSESSMENT OF RISK

Like all mutual funds, the Fund is subject to risks, including investment, compliance, operational, and valuation risks, among others. The Board oversees risk as part of its oversight of the Fund.  In the course of providing that oversight, the Board of Trustees receives a wide range of reports on the Fund’s activities from the investment adviser, including reports regarding the Fund’s investment performance, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board of Trustees also meets periodically with the Fund’s Chief Compliance Officer (“CCO”) to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board of Trustees also meets periodically with the Fund’s CCO to review the CCO’s annual report, including the CCO’s risk-based analysis for the Fund. Risk oversight is also addressed as part of various committee activities.  The Board, directly, or through its committees, interacts with and reviews periodic reports from, among others, the investment adviser or its affiliates, the Fund’s independent registered public accounting firm, the Fund’s independent legal counsel, and the Fund’s independent service providers, regarding risks faced by the Fund and the outside service providers assessment of risk management programs of the investment adviser.  The actual day-to-day risk management functions with respect to the Fund are encompassed within the responsibilities of the investment adviser, the administrator and its sub-administrator and other service providers, who carry out the Fund’s investment management and business affairs. Although the risk management policies of the investment adviser, its affiliates, and other service providers are reasonably designed to be effective, those policies and their implementation vary among service providers, and there is no guarantee that they will be effective.  It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified and mitigated and some risks may be simply beyond any control of the Fund, ICON, its affiliates, or other service providers.

BOARD ASSESSMENT OF INDIVIDUALS SERVING AS TRUSTEES

The following provides an overview of the considerations that led the Board of Trustees to conclude that each individual serving as a Trustee of the Fund should so serve.

The current members of the Board of Trustees have joined the Board of Trustees at different points in time since the formation of the Fund in 1996. Generally, no one factor was decisive in the original selection of an individual to join the Board of Trustees or the selection of an individual to be nominated to join the Board of Trustees. Among the factors the Board of Trustees considered when concluding that an individual should serve (or be nominated to serve) on the Board of Trustees were the following: (i) the individual’s business and professional experience and accomplishments, including, in some instances, prior experience in the financial services and securities law fields; (ii) the individual’s ability to work effectively with the other members of the Board of Trustees; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, experiences and attributes on the Board of Trustees.

With respect to each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, experience in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund or be nominated to serve as a Trustee of the Fund. Each current Trustee’s recent and relevant prior professional experience is set forth in the following table.

Glen Bergert is the Lead Independent Trustee and has been on the ICON Board since 1999. Mr. Bergert is a financial and fund expert. He is a Certified Public Accountant. He was a partner in the accounting firm of KPMG Peat Marwick, LLP where he worked from 1972 until 1997 as an auditor/consultant. He became a partner in KPMG Peat Marwick in 1979 and a retired partner in 1997. Mr. Bergert is also actively involved in investing. He holds executive leadership positions in several large highly regulated operating companies and has been a general partner in a venture capital firm, Chamois Partners,

LP, since 2004. He has also been the President of Venture Capital Management, LLC since 1997.

John C. Pomeroy, Jr. has been on the ICON Board since 2002. Mr. Pomeroy is an expert in institutional Investment advice and is knowledgeable in accounting. He is a Certified Financial Analyst. Mr. Pomeroy is and has been the Chief Investment Officer and Director of Investments at Pennsylvania State University. He was a portfolio manager at Trinity Investment Management Corporation from 1989 to 2001.

R. Michael Sentel has been on the ICON Board since 1996. Mr. Sentel’s primary area of expertise is law. He was a branch chief with the United States Securities and Exchange Commission from 1980 until 1981. From 1991 until 1994 he was the Section Chief for Professional Liability with the FDIC. Since 1996 he has been a Senior Attorney for the U.S. Department of Education. Mr. Sentel also has an undergraduate background degree in accounting.

Craig Callahan is the Founder of ICON Advisers, Inc., and has been on the ICON Board since 1996. He has been the Chairman of ICON Advisers, Inc.’s Investment Committee from 2005 until the present. He developed the ICON methodology employed by the Adviser in managing the equity funds while he was a professor of Finance at the University of Denver.

With respect to each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, experience in fields related to the operations of the ICON Funds, were a significant factor in the determination that the individual should serve as a Trustee of the ICON Funds or be nominated to serve as a Trustee of the ICON Funds. Each current Trustee’s recent and relevant prior professional experience is set forth in the following table.

Name and Age	Positions Held with Trust	Year Joined Board	Number of Fund Overseen	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years
INDEPENDENT TRUSTEES

Glen F. Bergert Age: 63	Lead Independent Trustee; Chairman of Audit Committee; Nominating Committee Member.	1999	All 19 ICON Funds.

President, Venture Capital Management LLC (1997 to present); General Partner, SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); General Partner of

					Director, Delta Dental of California, an insurance company (2006 to 2012); Director, Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present);

Pyramid Real Estate Partnership, a real estate developing company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and General Partner KPMG Peat Marwick, LLP (1979 to 1997).

					Director, Delta Reinsurance Corporation (2000 to 2009 and 2011 to present); and Director, Dentegra Group, Inc, an insurance holding company (2010 to present).

John C. Pomeroy, Jr. Age: 66	Trustee; Audit Committee Member; Secondary Board Representative of Valuation Committee; Nominating Committee Member.	2002	All 19 ICON Funds.	Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present); Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).	None.

R. Michael Sentel Age: 65	Trustee; Audit Committee Member; Primary Board Representative of Valuation Committee; Nominating Committee Member.	1996	All 19 ICON Funds.

Senior Attorney for U.S. Department of Education (1996 to present); engaged in private practice of securities and corporate law (1981 to present); Section Chief for the Professional Liability Section of Federal Deposit Insurance Corp., with responsibility for the Rocky Mountain Region (1991 – 1994); SEC Enforcement Branch Chief (1980 – 1981).

					None.

INTERESTED TRUSTEE

Craig T. Callahan Age: 62	Chairman of the Board and Trustee.	1996	All 19 ICON Funds.	Chief Executive Officer (2013 to present), President (1998 to	None.

2013), Chairman of the Investment Committee (2005 to present), and Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to 2005), Executive Vice President (2005 to present), Director (1991 to present) and Chief Compliance Officer (2005) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.

The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign, or are not reelected.

Beneficial Ownership of Securities

The following table gives the dollar range of shares of the Fund, as well as the aggregate dollar range of all Fund advised by ICON, owned by each Trustee as of December 31, 2013:

Name of Fund

	High Yield Bond Fund	All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Glen F. Bergert	A	C
John C. Pomeroy, Jr.	A	B
R. Michael Sentel	A	C
Interested Trustees
Craig T. Callahan	A	E

Dollar Range of Equity Securities in the Fund.

A= none

B= $1-$10,000

C= $10,001-$50,000

D= $50,001-$100,000

E= over $100,000

None of the Trustees, other than Dr. Callahan, owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2013.  As of December 31, 2013, the Trustees and Officers of the Trust, as a group, beneficially or of record own 1.26% of the outstanding shares of the ICON Fund and 3.8% of the outstanding shares of the ICON Opportunities Fund.

TRUSTEE COMPENSATION

Each Independent Trustee receives a retainer and a per meeting fee. As determined by the Trustees, effective January 1, 2014, ICON Funds pay each independent Trustee a $28,000 per year retainer fee. Prior to that date, the ICON Funds paid each Independent Trustee a $24,000 per year retainer. Effective January 1, 2013, each Independent Trustee receives a full Board meeting fee of $4,500 and a Committee meeting fee of $1,000 per meeting. Prior to that date, each Independent Trustee received a full Board meeting fee of $3,500 and a Committee meeting fee of $750 per meeting. Additionally, each Independent Trustee will receive a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. Effective January 1, 2013, the Chairman of the Audit Committee and Lead Independent Trustee receives an additional total fee of $10,000 per year and the Chairman of the Valuation Committee receives $4,000 per year. Prior to that date, the Chairman of the Audit Committee and Lead Independent Trustee received an additional total fee of $6,000 per year and the Chairman of the Valuation Committee received $1,750 per year. Annual Board fees may be reviewed periodically and changed by the Board. Dr. Callahan, as an “interested person” of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangements pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds’ Trustees for the fiscal year ended September 30, 2013.

Compensation Table

Name of Person and Position	Total Compensation From the High Yield Bond Fund and Fund Complex Paid to Directors* (19 Funds Total)
Interested Trustee:
Craig T. Callahan, Chairman	None
Independent Trustees:
Glen F. Bergert	$56,500
John C. Pomeroy, Jr.	$47,938
R. Michael Sentel	$50,500
TOTAL	$154,938

* The Trustees are also Trustees of the 18 other ICON Funds.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Fund.  The Officers of the Trust (other than the Chief Compliance Officer) receive no direct compensation from the Trust or the Fund for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below.  Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

Name and Age	Position Held with Fund and Length of Time Served	Principal Occupation During Past Five Years

Craig T. Callahan Age: 62	President and Chairman of the Trust since its inception in 1996.

Chief Executive Officer (2013 to present), President (1998 to 2013, Chairman of the Investment Committee (2005 to present), and Chief investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to present), Executive Vice President (2005 to present), Director (1991 to present) and Chief Compliance Officer (2005) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.

Donald Salcito Age: 61	Vice President and Secretary (2005 to present) of the Trust.

Executive Vice President, General Counsel, and Secretary (September 2005 to present) of ICON Advisers, Inc.; Director and General Counsel (2005 to present) of IM&R; Executive Vice President, Secretary, General Counsel (2005 to present) and Chief Compliance Officer (2005 to 2007) of ICON Distributors, Inc.; Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to 2009). Previously he was a Partner in the law firm of Perkins Coie, LLP (2000-2005).

Carrie Schoffman Age 41

Vice President, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (2013 to present), Vice President and Chief Compliance Officer of the Trust (2004 to 2008).

Senior Vice President (2011 to present), Chief Compliance Officer (2013 to present and 2004 to 2011), Senior Vice President of Business Intelligence (2011 to 2012), and Chief Operations Officer (2008 to 2011) of ICON Advisers, Inc.

Lisa DuRán Age: 60	Assistant Secretary of the Trust (2012 to present).	Legal & Compliance Executive Assistant and Contract Administration of ICON Advisers, Inc. (2005 to present).

The Trust’s Trustees and Officers may be contacted at the Fund’ address:  5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado  80111.

PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals identified in the prospectuses as primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”).  Portfolio Managers perform functions equivalent to those of portfolio managers at other investment advisory firms.  All asset information is as of September 30, 2013.

Management of Other Accounts. The number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance-based fees.

Other Accounts Managed

Name of Portfolio Manager	Other Registered Investment Companies (“RICs”) and Assets	Other Pooled Investment Vehicles (“PIVs”) and assets	Other Accounts and assets
Zach Johnson	4; $261,395,320	1:$162,547,273	None
Donovan “Jerry” Paul	1; $ 97,935,962	X	X

Compensation.  Each Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above which includes: (1) base salary and (2) a bonus.  All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account.  The investment strategy employed to manage the Fund is the same as that employed to manage the other accounts; and accounts are treated equally when trades are allocated.

The compensation is a fixed salary established by the Adviser’s executive committee.  The executive committee also grants bonuses based on the profitability of the adviser.

Potential Conflicts of Interest.  As reflected above, many of the Portfolio Managers manage accounts in addition to the Fund. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Fund and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchase or sell the security in subsequent transactions may receive a less favorable price. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders.  These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Fund and the various other accounts based on the security’s ending target percentage as determined by the Portfolio Manager at the time of purchase.

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in the Fund managed by the Portfolio Manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ICON Funds family of investment companies as of September 30, 2013 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ICON Funds Family*
Zach Jonson	C	C
Donovan “Jerry” Paul	B	B

* Key to dollar ranges

A.                                    None

B.                                    $1 - $10,000

C.                                    $10,001 - $50,000

D.                                    $50,001 - $100,000

E.                                     $100,001 - $500,000

F.                                      $500,001 - $1,000,000

G.                                    Over $1,000,000

CERTAIN POLICIES OF THE FUND

CODE OF CONDUCT

The Trust, the Adviser, and the Distributor have adopted a Code of Conduct under Rule 17j-1 of the Investment Company Act of 1940 (the “Code”). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Fund or the Adviser’s other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions by access persons.

PROXY VOTING

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Adviser subject to the Board’s continuing oversight.

Policies and Procedures

The Adviser’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies.  The Adviser exercises and documents the Adviser’s responsibility with regard to voting of client proxies. The Adviser’s Chief Compliance Officer reviews and monitors the effectiveness of the Guidelines.

To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Adviser has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.  Glass Lewis issues quarterly reports for the Adviser to review to assure proxies are being voted properly. The Adviser and Glass Lewis also perform spot checks periodically to match the voting activity with available shareholder meeting information. Glass Lewis’ management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Adviser. The Adviser reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by Glass Lewis and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests.  Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines.  If necessary, the Adviser will be consulted by Glass Lewis on non-routine issues.  Proxy issues identified in the Guidelines include but are not limited to:

•                  Election of Directors - considering factors such as director qualifications, term of office, age limits.

•                  Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•                  Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•                  Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•                  Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•                  Miscellaneous Governance Issues — considering factors such as confidential voting and equal access.

•                  Capital Structure - considering factors such as common stock authorization and stock distributions.

•                  Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•                  State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•                  Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•                  Mutual Fund Proxy Voting — considering factors such as election of directors and proxy contests.

•                  Consumer and Public Safety Issues — considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Adviser, and a complete copy of the Guidelines is available upon request or at www.iconfunds.com.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ICON Funds’ shareholders and the Adviser, underwriter or any affiliates thereof.  Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct Glass Lewis to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Adviser will disclose to the Board the voting issues that created the conflict of interest and the manner in which Glass Lewis voted such proxies.

Record of Proxy Voting

The Adviser, with the assistance of Glass Lewis, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ICON Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Adviser at 1-800-764-0442, (2) on the ICON Funds website at www.iconfunds.com, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholders and others with timely information about the Fund while helping ensure that any disclosure of holdings information is also in the Fund’s best interests.  Information related to the 10 largest portfolio holdings of each ICON Fund is posted to the Trust’s website (www.iconfunds.com) within approximately 10 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for the Fund is made available to the general public within approximately 30 calendar days of each month-end.

Complete portfolio holdings are provided to the Trust’s service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services.  These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON’s internal media policy or to investment advisors or registered representatives performing a due diligence for the client.  Non-standard information is disclosed subject to duties of confidentiality, including a duty not to trade on nonpublic information imposed by law and/or contract.

Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

•                  a written request for non-standard disclosure must be submitted to and approved in writing by either ICON’s General Counsel or Chief Compliance Officer who considers any conflicts of interest between the Fund and ICON that may result from disclosing such information;

•                  The request must relate to an appropriate business purpose; and

•                  The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy.  Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information.  Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement.  There is no assurance that the Trust’s policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

Entity Name	Frequency of Holdings Disclosure
Lipper, Inc.	Monthly, within approximately 30 calendar days after month-end
Morningstar	Monthly, within approximately 30 calendar days after month-end.
Bloomberg	Monthly, within approximately 30 calendar days after month-end.
Thompson	Monthly, within approximately 30 calendar days after month-end.
Zephyr	Quarterly, within approximately 10 calendar days after month-end.

The Fund’s Board of Directors reviews this Portfolio Holdings Disclosure Policy at least annually.

THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

The Trust retains ICON Advisers, Inc. 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage the Fund’s investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation (“IM&R”). Dr. Callahan owns the majority of IM&R’s shares with ICON’s Executive Committee owning a minority interest.  Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON.  As shown in the table above, Mr. Salcito holds positions with ICON, its affiliates, and/or the Funds, and has minority interest in IM&R.

The Adviser retains the right to use the name “ICON” in connection with another investment company or business enterprise with which the Adviser is or may become associated.  The Trust’s right to use the name “ICON” automatically ceases ninety days after termination of any of the Investment Advisory Agreements with the Trust and may be withdrawn by the Adviser on ninety days written notice.

ICON and its predecessor company have been providing investment management services since 1986.  In addition to serving as adviser to the Fund, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios.  ICON’s officers include Craig T. Callahan; Donald Salcito, Executive Vice President, General Counsel and Secretary; and Steve Moran, President.  The affiliations of Messrs. Callahan and Salcito with the Trust are shown under the “Trustees and Officers” section of this SAI.

AGREEMENTS WITH THE TRUST

Investment Advisory Agreement. The Investment Advisory Agreement (“Advisory Agreement”) between ICON and the Trust on behalf of each of the Fund provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

As compensation for its management services, the Fund is obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

Fund	Annual Management Fee

ICON High Yield Bond Fund	0.65%

The investment advisory fees are calculated based on the Fund’s net assets as a whole.

The Fund pays all of its expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust’s custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Fund’s daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Fund’s shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and Trustees meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

Because the Fund had not commenced operation as of the fiscal year ended September 30, 2013, no management fee information is provided.

Expense Limitation Agreement. ICON has contractually entered into an Expense Limitation Agreement related to the Fund pursuant to which it has agreed to reimburse or limit the Fund’s fees. In connection with this Agreement and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of each Fund’s business) do not exceed the following percentages:

Fund	Single Class Expense Limitation

ICON High Yield Bond Fund	0.80%

The Fund may at a later date reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the existing expense limitations.  ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. The expense limitation for the Fund will continue until January 31, 2016. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by the Fund, without payment of any penalty, upon 90 days’ prior written notice to ICON.

The Fund commenced operations on September 30, 2014, and as such ICON has not reimbursed the Fund any expenses pursuant to the Expense Limitation Agreement.

ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as “Administrator”) provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Fund’s financial statements. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

The Fund commenced operations on September 30, 2014 and as such has paid no administrative fees. Below is a table which shows the administrative fees paid by the Trust for the last three fiscal years:

Fiscal Year Ended	Administrative Fees
9/30/13	$694,192
9/30/12	$709,204
9/30/11	$820,931

ICON has entered into a sub-administrative agreement with State Street to serve as sub-administrator to the Trust for its services as sub-administrator. ICON pays State Street an annual rate of 0.0250% on the first $1 billion of all ICON Fund net assets, 0.225% on such net assets between $1 billion and $2 billion, 0.0200% on such net assets between $2 billion and $3 billion, and 0.0100% on such net assets in excess of $3 billion.

FUND ACCOUNTING AGENT

ICON has engaged State Street as Fund Accounting Agent for the Trust. For its services as Fund Accounting Agent, the Trust pays State Street an annual rate of 0.0200% on the first $2 billion of all ICON Fund net assets, 0.0100% on such net assets between $2 billion and $3 billion and 0.0050% on such net assets in excess of $3 billion.

DISTRIBUTOR

ICON Distributors, Inc. (“IDI” or “Distributor”), 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Fund’s distributor on a best efforts basis.  Shares of the Fund are offered on a continuous basis.

CUSTODIAN

ICON has engaged State Street to serve as the Fund’s custodian. The custodian acts as the Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

TRANSFER AGENT

Boston Financial Data Services, Inc., Post Office Box 55452, Boston, MA 02205-8165, acts as the Fund’s transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent registered public accounting firm for the Trust. PwC is responsible for auditing the financial statements of the Fund and meeting with the Audit Committee.

COUNSEL

Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

PURCHASE AND REDEMPTION OF SHARES

There is no sales charge on the purchase of the ICON High Yield Bond Fund and Fund shares do not have a 12b-1 fee.  Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 and by completing the application. Shares of the Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to any minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below. See the prospectus for more information.

Shares of the Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Agents”). These Agents may receive different levels of compensation from IDI for selling different classes of Fund shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Fund. Agents may impose certain conditions on their clients which are different from those described in the Trust’s prospectuses and SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, generally no later than 9:00 a.m. Eastern Time following the day that such purchase or redemption orders are received by the broker or intermediary.

Redemptions Other Than in Cash

It is possible that, in the future, conditions may exist which would, in the opinion of the ICON Funds’ Adviser, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund’s net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

SALES CHARGE

SALES CHARGE

There is no sales charge on the purchase of the ICON High Yield Bond Fund

PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Fund’s portfolio transactions effected through another broker/dealer (i.e. by using “step-outs”), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transactions to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Fund’s portfolio securities transactions does not consider or take into account information about the broker/dealers’ promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, the Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

SOFT DOLLAR TRANSACTIONS

Subject to the policy of seeking the best execution of orders at the most favorable prices, the Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a “safe harbor” to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term “broker” includes such a dealer, and the term “brokerage” or “brokerage services” includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

•                  earnings information and estimates

•                  stock quote systems

•                  trading systems

•                  trading measurement services

•                  data feeds from stock exchanges

•                  software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a “mixed use”). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the ICON Funds for portfolio transactions during the fiscal year ended September 30, 2013 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

TRADE ALLOCATION

The Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for the Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for the Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Fund purchases portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the “markup” it includes in the price of the security. Listed securities and NASDAQ traded securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Because the Fund commenced operation on September 30, 2014, it did not pay any brokerage commissions for the fiscal years ended September 30, 2014, 2013, 2012 and 2011.

During the last three years no officer, director or affiliated person of the Trust or ICON traded with the Fund or received any commission arising out of such portfolio transactions.

Because the Fund commenced operation on September 30, 2014, the Fund did not hold securities of its regular brokers or dealers.

CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

The following sets forth as of December 31, 2013 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund’s issued and outstanding shares:

Name and Address of Record Owner	Fund Name	Percentage of the FundOwned

MSSB FBO	ICON CONSUMER STAPLES FD CL C	6.33%
LAWRENCE J MILLS TTEE
LAWRENCE J MILLS GST EXEMPT TR
U/T/A DTD 09/26/1997
9154 STONE CREEK PL
DALLAS TX 75243-6217

COR CLEARING LLC	ICON ASIA-PACIFIC REGION FUND CLASS A	33.15%
A/C xxxx-2117
9300 UNDERWOOD AVE STE 400
OMAHA NE 68114-2685

FIRST CLEARING LLC	ICON CONSUMER DISCRETIONARY FD CL A	11.74%
SPECIAL CUSTODY ACCT FOR THE	ICON ENERGY FUND CLASS A	6.38%
EXCLUSIVE BENEFIT OF CUSTOMER	ICON INDUSTRIALS FUND CLASS A	29.28%
2801 MARKET ST	ICON UTILITIES FUND CLASS A	9.77%
ST LOUIS MO 63103-2523	ICON MATERIALS FUND CLASS S	6.01%
	ICON CONSUMER DISCRETIONARY FD CL S	5.74%
	ICON FUND CLASS C	6.31%
	ICON BOND FUND CLASS C	7.86%
	ICON RISK-MANAGED BAL FD CL C	52.86%
	ICON FUND CLASS S	5.49%
	ICON EQUITY INCOME FUND CLASS S	19.84%
	ICON LONG/SHORT FUND CLASS S	18.04%
	ICON EQUITY INCOME FUND CLASS A	12.47%
	ICON RISK-MANAGED BAL FD CL A	7.22%
	ICON EUROPE FUND CLASS A	29.19%
	ICON ASIA-PACIFIC REGION FUND CLASS A	14.85%
	ICON FUND CLASS A	7.80%
	ICON CONSUMER DISCRETIONARY FD CL C	10.11%
	ICON ENERGY FUND CLASS C	34.95%
	ICON HEALTHCARE FUND CLASS C	15.07%
	ICON UTILITIES FUND CLASS C	8.33%

MERRILL LYNCH PIERCE FENNER &	ICON BOND FUND CLASS A	37.37%
SMITH, INC	ICON ENERGY FUND CLASS A	11.76%
4800 DEER LAKE DR E	ICON FINANCIAL FUND CLASS A	40.23%
JACKSONVILLE FL 32246-6484	ICON RISK-MANAGED BAL FD CL C	7.27%
	ICON EQUITY INCOME FUND CLASS C	26.29%
	ICON LONG/SHORT FUND CLASS C	7.54%
	ICON EQUITY INCOME FUND CLASS S	8.85%

	ICON LONG/SHORT FUND CLASS S	19.56%
	ICON EQUITY INCOME FUND CLASS A	8.12%
	ICON RISK-MANAGED BAL FD CL A	7.34%
	ICON ASIA-PACIFIC REGION FUND CLASS C	8.94%
	ICON CONSUMER DISCRETIONARY FD CL C	55.15%
	ICON ENERGY FUND CLASS C	21.34%
	ICON HEALTHCARE FUND CLASS C	25.46%
	ICON INFORMATION TECHNOLOGY FD CL C	26.27%
	ICON CONSUMER STAPLES FD CL C	6.65%
	ICON MATERIALS FUND CLASS C	22.25%
	ICON UTILITIES FUND CLASS C	69.95%

CHARLES SCHWAB & CO INC	ICON BOND FUND CLASS A	6.06%
SPECIAL CUSTODY ACCOUNT FOR	ICON MATERIALS FUND CLASS S	24.08%
THE BENEFIT OF CUSTOMERS	ICON CONSUMER DISCRETIONARY FD CL S	22.06%
ATTN MUTUAL FUNDS	ICON ENERGY FUND CLASS S	40.77%
211 MAIN ST	ICON FINANCIAL FUND CLASS S	22.23%
SAN FRANCISCO CA 94105-1905	ICON HEALTHCARE FUND CLASS S	24.04%
	ICON CONSUMER STAPLES FD CL S	8.47%
	ICON INFORMATION TECHNOLOGY FD CL S	9.71%
	ICON UTILITIES FUND CLASS S	14.56%
	ICON INDUSTRIALS FUND CLASS S	5.64%
	ICON ASIA-PACIFIC REGION FUND CLASS S	28.56%
	ICON FUND CLASS S	22.95%
	ICON EQUITY INCOME FUND CLASS S	8.84%
	ICON EQUITY INCOME FUND CLASS A	5.50%
	ICON LONG/SHORT FUND CLASS A	7.15%
	ICON INTERNATIONAL EQUITY FUND CLASS A	6.45%

TD AMERITRADE INC FOR THE	ICON MATERIALS FUND CLASS S	5.69%
EXCLUSIVE BENEFIT OF OUR	ICON CONSUMER DISCRETIONARY FD CL S	12.10%
CLIENTS	ICON ENERGY FUND CLASS S	5.48%
PO BOX 2226	ICON FINANCIAL FUND CLASS S	17.86%
OMAHA NE 68103-2226	ICON HEALTHCARE FUND CLASS S	6.14%
	ICON INDUSTRIALS FUND CLASS S	6.17%

TD AMERITRADE TRUST COMPANY	ICON FUND CLASS A	9.71%
CO#00FTJ
PO BOX 17748
DENVER CO 80217-0748

UBS FINANCIAL SERVICES INC. FBO	ICON BOND FUND CLASS C	9.56%
GRACE M GAMELLIA TRUST
GRACE M GAMELLIA TTEE
32140 CAMBRIDGE CIR
AVON LAKE OH 44012-2504

UBS FINANCIAL SERVICES INC FBO	ICON INDUSTRIALS FUND CLASS C	16.27%
GAIL CAMPBELL TOD BENE ON FILE
221 GREENWAY ROAD
RIDGEWOOD NJ 07450-4701

UBS FINANCIAL SERVICES INC FBO	ICON INDUSTRIALS FUND CLASS C	6.35%
GAIL CAMPBELL
IRA BENE OF
RAYMOND BERRUTI
221 GREENWAY ROAD
RIDGEWOOD NJ 07450-4701

UBS FINANCIAL SERVICES INC FBO	ICON INDUSTRIALS FUND CLASS C	30.55%
JOSEPH P HENRY
ROLLOVER IRA

237 LEONA AVENUE
HUNTINGDONVALLEY PA 19006-8614

UBS FINANCIAL SERVICES INC FBO	ICON INDUSTRIALS FUND CLASS C	6.28%
JACQUELINE INGOGLIA	ICON INDUSTRIALS FUND CLASS C	9.55%
IRA BENE OF
RAYMOND BERRUTI
503 NEW YORK AVE
LINDENHURST NY 11757-3315

NFS LLC FEBO	ICON INDUSTRIALS FUND CLASS A	18.38%
NFS/FMTC ROLLOVER IRA
FBO JEROLD R LECY
66878 155TH AVE
WABASHA MN 55981-7615

NFS LLC FEBO	ICON FUND CLASS S	5.99%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

NFS LLC FEBO	ICON EUROPE FUND CLASS A	5.74%
NFS/FMTC ROLLOVER IRA
FBO MICHELLE A NORMAN
2723 225TH LN NW
BETHEL MN 55005-9317

NFS LLC FEBO	ICON EUROPE FUND CLASS A	7.69%
NFS/FMTC ROLLOVER IRA
FBO LOWELL A KEIFER
8409 MEADOW LAKE RD N
NEW HOPE MN 55428-2730

NFS LLC FEBO	ICON ASIA-PACIFIC REGION FUND CLASS A	10.49%
NFS/FMTC IRA
FBO BRENDA G KOENIG
1820 SOUTH RITTENHOUSE SQUARE
PHILADELPHIA PA 19103-5832

NFS LLC FEBO	ICON MATERIALS FUND CLASS C	7.83%
NFS/FMTC IRA
FBO DEBRA R BLAKEMAN
79974 SPRING CREEK RD
MERNA NE 68856-5538

NFS LLC FEBO	ICON OPPORTUNITIES FUND	28.97%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

PERSHING LLC	ICON HEALTHCARE FUND CLASS A	29.37%
P O BOX 2052	ICON INDUSTRIALS FUND CLASS A	6.24%
JERSEY CITY NJ 07303-2052	ICON INFORMATION TECHNOLOGY FD CL A	36.75%
	ICON EQUITY INCOME FUND CLASS C	6.01%
	ICON HEALTHCARE FUND CLASS C	8.08%

	ICON INDUSTRIALS FUND CLASS C	5.89%

OPPENHEIMER & CO INC. FBO	ICON HEALTHCARE FUND CLASS A	7.03%
SHIRLEY A BEDARD TRUSTEE	ICON CONSUMER STAPLES FD CL A	7.00%
FBO SHIRLEY A BEDARD IRA
U/A DTD 6-1-98
PO BOX 36188
GROSSE POINTE MI 48236-0188

OPPENHEIMER & CO INC	ICON EUROPE FUND CLASS C	5.01%
CUSTODIAN
FBO ELAINE FRIEDMAN DECD IRA
JANET GEWIRTZMAN BENE
28 GLEASON DR
DIX HILLS NY 11746-6536

OPPENHEIMER & CO INC	ICON INFORMATION TECHNOLOGY FD CL C	7.20%
CUSTODIAN	ICON FINANCIAL FUND CLASS C	59.30%
FBO ROCCO MANGEL SEP IRA
238 BUNKER RANCH RD
WEST PALM BEACH FL 33405-3376

OPPENHEIMER & CO INC. FBO	ICON INDUSTRIALS FUND CLASS C	6.14%
MILDRED FURMAN REV TRUST
DTD 10/22/2002
MILDRED FURMAN TTEE
324 KELSEY PARK CIR
PALM BCH GDNS FL 33410-3264

OPPENHEIMER & CO INC	ICON INDUSTRIALS FUND CLASS C	5.05%
CUSTODIAN
FBO CAROLE K HIGGINS IRA
4631 CHASE OAKS DR
SARSAOTA FL 34241-9156

RAYMOND JAMES & ASSOC INC	ICON INDUSTRIALS FUND CLASS A	7.06%
CSDN
FBO CHERYL JO BISHOP BENE IRA
MARY JO BISHOP DECD
3321 KESWICK LN
MODESTO CA 95350-1631

RAYMOND JAMES & ASSOC INC	ICON HEALTHCARE FUND CLASS C	11.32%
CSDN
FBO CHARLES A TOMBRELLA IRA
1055 FM 646 RD WEST # 1311
DICKINSON TX 77539-3591

RAYMOND JAMES & ASSOC INC	ICON MATERIALS FUND CLASS C	6.15%
FBO JULIE YOHAY CSDN
ZACHARY H GOLDMINZ UTMA/NY
2771 MERRICK AVE
MERRICK NY 11566-4625

RAYMOND JAMES & ASSOC INC	ICON MATERIALS FUND CLASS C	6.17%
FBO JULIE YOHAY CSDN
ALEXA JORDIN ISAAC UTMA/NY
2771 MERRICK AVE

MERRICK NY 11566-4625

RAYMOND JAMES & ASSOC INC	ICON MATERIALS FUND CLASS C	5.46%
FBO JULIE YOHAY CSDN
ANDREW N ISAAC UTMA/NY
2771 MERRICK AVE
MERRICK NY 11566-4625

RAYMOND JAMES & ASSOC INC	ICON MATERIALS FUND CLASS C	6.92%
FBO JULIE YOHAY CSDN
EVAN J ISAAC UTMA/NY
2771 MERRICK AVE
MERRICK NY 11566-4625

RAYMOND JAMES & ASSOC INC	ICON MATERIALS FUND CLASS C	9.45%
FBO CHARLES B DURGIN &
MONA J DURGIN TTEE
DURGIN TRUST
6200 EUBANK BLVD NE APT 1814
ALBUQUERQUE NM 87111-7321

AMERICAN ENTERPRISE INV SVCS	ICON CONSUMER DISCRETIONARY FD CL A	5.27%
A/C xxxx-9722
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

AMERICAN ENTERPRISE INV SVCS	ICON INDUSTRIALS FUND CLASS A	8.89%
A/C xxxx-8134
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

JOHN H CURRY AND	ICON CONSUMER DISCRETIONARY FD CL C	5.35%
JUDITH T CURRY
JT TEN
17401 AIKEN RD
LOUISVILLE KY 40245-4444

STIFEL NICOLAUS & CO INC	ICON UTILITIES FUND CLASS A	8.25%
A/C xxxx-8493
JOSEPH I LEIBMAN REV TRUST
501 NORTH BROADWAY
ST LOUIS MO 63102-2188

STIFEL NICOLAUS & CO INC	ICON UTILITIES FUND CLASS A	5.50%
A/C xxxx-0397
PATRICIA S ALLEN
501 NORTH BROADWAY
ST LOUIS MO 63102-2188

TRUST COMPANY OF AMERICA	ICON MATERIALS FUND CLASS S	19.04%
FBO #269	ICON CONSUMER DISCRETIONARY FD CL S	12.05%
PO BOX 6503	ICON CONSUMER STAPLES FD CL S	58.92%
ENGLEWOOD CO 80155-6503	ICON INFORMATION TECHNOLOGY FD CL S	39.61%
	ICON UTILITIES FUND CLASS S	38.10%
	ICON INDUSTRIALS FUND CLASS S	58.75%
	ICON ASIA-PACIFIC REGION FUND CLASS S	35.57%
	ICON INTERNATIONAL EQUITY FUND CLASS S	66.02%
	ICON EUROPE FUND CLASS S	66.47%
	ICON BOND FUND CLASS S	57.09%
	ICON RISK-MANAGED BAL FD CL S	66.93%

TRUST COMPANY OF AMERICA	ICON CONSUMER DISCRETIONARY FD CL S	11.14%
FBO #387

PO BOX 6503
ENGLEWOOD CO 80155-6503

TRUST COMPANY OF AMERICA	ICON HEALTHCARE FUND CLASS S	14.58%
FBO #83
PO BOX 6503
ENGLEWOOD CO 80155-6503

ICON ADVISERS INC	ICON OPPORTUNITIES FUND	11.84%
ATTN CARRIE SCHOFFMAN	ICON EUROPE FUND CLASS C	5.16%
5299 DTC BLVD, STE 1200	ICON FINANCIAL FUND CLASS C	23.89%
GREENWOOD VLG CO 80111-3333

STATE STREET BANK & TRUST CUST	ICON FINANCIAL FUND CLASS C	15.09%
FBO IRA ROY CARL JOHNSON
5 ALLAN RD
WOBURN MA 01801-2401

UMB BANK NA C/F	ICON BOND FUND CLASS C	6.60%
RUBEN DYBNER IRA
11 E 86TH ST
NEW YORK NY 10028-0501

UMB BANK NA C/F	ICON EUROPE FUND CLASS A	5.15%
ANSON COUNTY SCHOOLS 457
FBO RHONDA A WRIGHT
1266 GOLD MINE EXT
PEACHLAND NC 28133-9143

UMB BANK, NA C/F	ICON MATERIALS FUND CLASS C	5.55%
VIRTUA HEALTH 403B
FBO SABINA ZABRODSKI
84 VIRGINIA DR
ATCO NJ 08004-2828

DAVID A SHURTLIFF &	ICON INFORMATION TECHNOLOGY FD CL C	5.46%
JEAN SHURTLIFF JTWROS
1111 MARNE LN
HOUSTON TX 77090-1231

RAYMOND L FLAKE	ICON INFORMATION TECHNOLOGY FD CL C	16.87%
6480 S LOCUST WAY
CENTENNIAL CO 80111-4322

EQUITY TRUST COMPANY	ICON INFORMATION TECHNOLOGY FD CL C	6.64%
CUSTODIAN
FBO TERRY L GIBSON A/C 180481
PO BOX 2526
WACO TX 76702-2526

LPL FINANCIAL	ICON CONSUMER DISCRETIONARY FD CL A	5.11%
FBO CUSTOMER ACCOUNTS	ICON UTILITIES FUND CLASS A	22.23%
ATTN MUTUAL FUND OPERATIONS	ICON CONSUMER DISCRETIONARY FD CL S	6.18%
PO BOX 509046	ICON FUND CLASS A	10.76%
SAN DIEGO CA 92150-9046	ICON OPPORTUNITIES FUND	47.50%

LPL FINANCIAL	ICON EUROPE FUND CLASS A	7.05%
A/C xxxx-2962
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

WILLIAM L STEWART TTEE	ICON EUROPE FUND CLASS C	77.18%

STEWART FAMILY TRUST
U/A DTD 04/27/1992
13689 18TH AVE SW
BURIEN WA 98166-1046

STATE STREET BANK & TRUST CUST	ICON ASIA-PACIFIC REGION FUND CLASS C	17.29%
ROTH IRA CONTRIB DELORES I SPARKS
6412 111TH ST NW
GIG HARBOR WA 98332-8306

STATE STREET BANK & TRUST CUST	ICON ASIA-PACIFIC REGION FUND CLASS C	7.20%
ROTH CONV IRA VIOLET E REES
7102 WING POINT RD NE
BAINBRIDGE IS WA 98110-2988

WILLIAM L STEWART TTEE	ICON ASIA-PACIFIC REGION FUND CLASS C	28.58%
STEWART FAMILY TRUST
U/A DTD 04/27/1992
13689 18TH AVE SW
BURIEN WA 98166-1046

DAVID S EVERETT	ICON EUROPE FUND CLASS A	5.73%
209 BEAR SWAMP RD
CHENANGO FKS NY 13746-1240

RAYMOND JAMES & ASSOC INC CSDN	ICON ASIA-PACIFIC REGION FUND CLASS C	5.47%
FBO IRVIN BEESON IRA
441 NAISMITH BLVD
EUGENE OR 97404-1195

STATE STREET BANK & TRUST CUST	ICON EUROPE FUND CLASS C	7.15%
ROTH IRA
FBO ROBERT N HABINYAK
533 FAIRWOOD HILLS RD
O FALLON IL 62269-3562

The broker-dealers and/or trust company custodians indicated hold the shares for the benefit of their customers.

There are ICON clients that are invested in the Funds through ICON’s Tactical Allocation Portfolios (“ITAPs”). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its ITAP clients. The voting of any proxies related to the Funds’ shares is governed by the conflict of interest provisions in ICON’s Proxy Voting Policy Statement and Guidelines.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each of the Funds or as may be required by applicable law. Each of the Funds will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4 p.m. EST) (the “Valuation Time”) on each day the NYSE is open for trading, except that securities traded primarily on the NASDAQ are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are generally values at 4:15 p.m. EST. The NYSE is not open for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days the Funds are closed. Those transactions and changes in the value of the Funds’ foreign securities holdings on such days may affect the value of the Funds’ shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per class of the Funds is calculated by dividing the value of all securities held by that fund and its other assets (including dividends and interest accrued but not collected) attributable to that class, less the fund’s liabilities (including accrued expenses) attributable to that class, by the number of outstanding shares of that class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each of the Fund or class of the Funds. Because of the differences in the operating expenses incurred by each class of shares, the per share net asset value of each class will differ.

Domestic Equities.  A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price.  If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

Foreign Securities.  Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available.  In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner.  Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate.  The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate net asset value.  Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions.  Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert foreign currencies to U.S. dollars.

Debt Instruments.  Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows:  (a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation.  Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

Securities for Which Market Quotations are not Available.  Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

Pricing Services. The Board periodically reviews and approves the pricing services used to value the Fund’s securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

Options.  Option contracts are valued at their closing mid-price on the exchange with the most volume.  The mid-price is the average of the sum of the closing bid and closing asking prices.

TAX STATUS

TAXATION OF THE FUND - IN GENERAL

The Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year (“investment company taxable income”). The Fund intends to distribute substantially all of such income.

To qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from qualified publicly traded partnerships (the “90% test”), and (2) satisfy certain tax diversification requirements at the close of each quarter of the Fund’s taxable year.

If the Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its net capital gains for the twelve-month period ending on October 31 of that year and (3) any portion (not taxable to the Fund) of the respective undistributed balance from the preceding calendar year. The Fund intends to make distributions necessary to avoid imposition of this excise tax.

The Fund intends to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies.  These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by the Fund.

TAXATION OF THE FUND’S INVESTMENTS

The Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in their income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

Some futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund may invest will be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the distribution requirements described above (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

If the Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared by the Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January.

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Fund, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the American Taxpayer Relief Act of 2012, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Fund’s distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The American Taxpayer Relief Act of 2012 may reduce the rate applicable to long-term capital gains. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by the Fund will result in a reduction in the net asset value of its shares. If a distribution reduces the fair market value of a shareholder’s shares below their cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing the Fund’s shares just prior to a distribution thus may receive a return of capital upon distribution that will nevertheless be taxable to them.

A shareholder of the Fund should be aware that a redemption of shares (including any exchange into another one of the other Funds) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the long-term capital gain distribution.

The Fund may be required to withhold federal income tax at the rate of 28% (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where the Fund or a shareholder has been notified by the Internal Revenue Service (the “IRS”) that the shareholder is subject to backup withholding.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder’s particular tax situation.  Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal income tax purposes (“PFIC”) and the Fund does not elect to treat the PFIC as a “qualified electing fund” within the meaning of the Code or mark the shares to market, the Fund would be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a PFIC and does elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, excluding investments in commodities, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts the Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code that are applicable to straddles.  If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to the Fund that did not engage in such hedging transactions.

Requirements related to the Fund’s status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as “section 988” gains or losses, will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

Income the Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, “foreign taxes”). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It can be difficult to determine in advance the amount of foreign taxes that will be imposed on the Fund. If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. If this election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors,

are separately allocated to such Fund; they constitute the underlying assets of a Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of a Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required.  In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting the Fund, a separate vote would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.  All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates.  If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

APPENDIX

Ratings of Corporate Bonds

Guidelines for Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), ratings are described below.  For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

The four highest ratings of Moody’s and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively. Moody’s applies the numerical modifiers 1, 2 and 3 to the rating classification.  The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.  S&P modifies the ratings with the addition of a plus (+) or minus (-) sign to show relation standing within the major ratings category.

Moody’s.  The characteristics of these debt obligations rated by Moody’s are generally as follows:

Aaa — Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor’s.  The characteristics of these debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Ratings of Preferred Stock

Moody’s.  The characteristics of these securities rated by Moody’s are generally as follows:

“aaa” — An issue that is rated “aaa” is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

“aa” — An issue that is rated “aa” is considered a high-grade preferred stock.  This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

“a” — An issue that is rated “a” is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

“baa” — An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

“ba” — An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.  Uncertainty of position characterizes preferred stocks in this class.

“b” — An issue that is rated “b” generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Note:  Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification:  the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s.  The characteristics of these securities rated by S&P are generally as follows:

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B — Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations.  BB indicates the lowest degree of speculation and B a higher degree of speculation.  While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-):  To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody’s, S&P, and TBW.  The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody’s), A-1 or A-1+ (S&P), and TBW-1 (TBW).

Description of Moody’s commercial paper ratings.  Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

Description of S&P’s commercial paper ratings.  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.  The “A” categories are as follows:

A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-2 — Capacity for timely payment on issues with this designation is strong.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

(A)(1) Amended and Restated Master Trust Agreement effective January 23, 2012,   incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(A)(2) Amendment No. 19 to the Master Trust Agreement effective July 6, 2012 is incorporated by reference from Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on July 13, 2012.

(A)(3) Amendment No. 20 to the Master Trust Agreement effective January 22, 2013 is incorporated by reference from Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on January 22, 2013.

(A)(4)  Amendment No. 21 to the Master Trust Agreement effective May 5, 2014, is incorporated by reference from Post-Effective Amendment No. 46 to Registrant’s Registration Statement filed on February 25, 2014.

(A)(5)  Amendment No. 22 to the Master Trust Agreement effective September 30, 2014, is filed herewith this Post-Effective Amendment No. 48 to Registrant’s Registration Statement.

(B)                   By-Laws dated October 9, 1996, are incorporated by reference from Registrant’s Initial Registration Statement.

(C)                   Relevant parts, including Article V of the Amended and Restated Master Trust Agreement effective January 23, 2012 are filed as Exhibit (A)(1), incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012. No instrument, other than the Amended and Restated Master Trust Agreement, defines the rights of security holders.

(D)                   Advisory Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated October 9, 1996 is incorporated by reference from Registrant’s Initial Registration Statement.

(1) Investment Advisory Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.

(2) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 15 to Registrant’s Registration Statement filed November 27, 2002.

(3) Amendment dated January 1, 2004 to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(4) Amendment dated January 1, 2004 to Investment Advisory Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(5) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(6) Amendment to Advisory Fee Schedule to Investment Advisory agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(7) Amendment dated January 29, 2005 to Advisory Fee Schedule to Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed January 27, 2005.

(8) Amendment dated January 31, 2006 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 21 to the Registration Statement filed on November 30, 2005.

(9) Amendment effective September 28, 2012 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement filed on September 27, 2012.

(10) Amendment effective January 22, 2013 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from this Post-Effective Amendment No. 42 to the Registration Statement filed on January 22, 2013.

(11) Amendment effective September 30, 2014 to the Advisory Fee Schedule to the Investment Advisory Agreement is filed herewith this Post-Effective Amendment No. 48 to the Registration Statement.

(E)                    (1) Amended and Restated Distribution Agreement and Schedule A between Registrant, ICON Advisers, Inc., and ICON Distributors, Inc. dated May 16, 2006 are incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.

(2) Amendment dated December 20, 2007 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(3) Amendment effective January 23, 2012 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(4) Amendment effective September 28, 2012 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on September 27, 2012.

(5) Amendment effective January 22, 2013 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on January 22, 2013.

(6) Amendment effective September 30, 2014 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is filed herewith this Post-Effective Amendment No. 48 to Registrant’s Registration Statement.

(F)                     Bonus or profit sharing contracts - Not applicable

(G)                   (1) Custodian Agreement between Registrant and State Street Bank and Trust Company dated as of April 1, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(a) Amendment effective September 28, 2012 to Appendix A to the Custodian Agreement between State Street Bank and Trust Company dated as of April 1, 2010 is incorporated by reference from Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on September 27, 2012.

(H)                  (1) Administrative Services Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated

March 1, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed January 20, 2000.

(a) First Amendment to Administrative Services Agreement dated September 1, 2003 is incorporated by reference from Post Effective Amendment No. 17 to Registrant’s Registration Statement filed on November 26, 2003.

(b) Second Amendment to Administrative Services Agreement dated January 1, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(c) Amendment to the Administrative Services Agreement Fee Schedule dated January 31, 2006 is incorporated by reference from Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed November 30, 2005.

(2) Sub-Administration Agreement between ICON Advisers, Inc. and State Street Bank and Trust Company dated as of March 1, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed September 24, 2010.

(a) Amendment effective September 28, 2012 to Schedule A to the sub-Administrative Services Agreement between ICON Advisers, Inc. and State Street Bank and Trust Company dated as of March 1, 2010 is incorporated by reference from Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on September 27, 2012.

(3) Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. dated April 22, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.

(a) Amendment effective September 28, 2012 to Schedule A to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. dated April 22, 2005 is incorporated by reference from Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on September 27, 2012.

(4) Fund Investment Accounting Agreement between Registrant and State Street Bank and Trust Company dated effective March 1, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed September 24, 2010.

(a) Amendment to Fund Investment Accounting Agreement Schedule A effective September 28, 2012 is incorporated by reference from Post-Effective

Amendment No. 40 to Registrant’s Registration Statement filed on September 27, 2012.

(5) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.

(a) First Amendment to Expense Limitation Agreement dated August 12, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed November 26, 2003.

(b) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed November 26, 2003.

(c) Second Amendment dated January 1, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(d) Third Amendment dated January 29, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(e) First Amendment dated January 1, 2004 to Expense Limitation Agreement dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(f) Fourth Amendment dated August 9, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.

(g) Fifth Amendment dated November 22, 2004 to Expense Limitation Agreement dated July 9, 2004 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.

(h) Sixth Amendment dated August 9, 2005 to Expense Limitation Agreement dated July 9, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.

(i) Seventh Amendment dated May 16, 2006 to Expense Limitation Agreement dated July 9, 2005 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.

(j) Schedule A dated May 16, 2006 to Seventh Amendment to Expense Limitation Agreement dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.

(k) Eighth Amendment and Schedule A to Expense Limitation Agreement dated August 29, 2006 is incorporated by reference from Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed January 29, 2007.

(l) Ninth Amendment and Schedule A to Expense Limitation Agreement dated December 20, 2007, is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(m) Tenth Amendment and Schedule A to Expense Limitation Agreement dated August 11, 2008, is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Statement filed on November 23, 2009.

(n) Eleventh Amendment and Schedule A to Expense Limitation Agreement dated August 10, 2009, is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Statement filed on November 23, 2009.

(o) Twelfth Amendment and Schedule A to Expense Limitation Agreement dated August 9, 2010, is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(p) Thirteenth Amendment and Schedule A to Expense Limitation Agreement effective January 1, 2011, is incorporated by reference from Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on January 24, 2011.

(q) Fourteenth Amendment and Schedule A to Expense Limitation Agreement effective February 17, 2011, is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(r) Fifteenth Amendment and Schedule A to Expense Limitation Agreement effective August 15, 2011, is incorporated by reference from Post-Effective

Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(s) Sixteenth Amendment and Schedule A to Expense Limitation Agreement effective January 23, 2012, is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(t) Seventeenth Amendment and Schedule A to Expense Limitation Agreement effective September 28, 2012, is incorporated by reference from Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on September 27, 2012.

(u) Eighteenth Amendment and Schedule A to Expense Limitation Agreement effective January 22, 2013, is incorporated by reference from Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed January 22, 2013.

(v) Nineteenth Amendment and Schedule A to Expense Limitation Agreement effective January 22, 2014, is incorporated by reference from Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed January 22, 2014.

(w) Twentieth Amendment and Schedule A to Expense Limitation Agreement effective May 5, 2014 as corrected, is incorporated by reference from Post-Effective Amendment No. 47 to Registrant’s Registration Statement filed April 28, 2014.

(x) Twenty First Amendment and Schedule A to Expense Limitation Agreement effective September 30, 2014, is filed herewith this Post-Effective Amendment No. 48 to Registrant’s Registration Statement.

(6) Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company dated March 23, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(7) ICON Funds Line of Credit Agreement between Registrant and State Street Bank and Trust Company dated March 29, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(I)                       (1) Opinion and Consent of Lynch, Brewer, Hoffman, & Fink, LLP with respect to the shares of the ICON High Yield Bond Fund will be filed by amendment to Registrant’s Registration Statement.

(J)                       (1) Consent of PricewaterhouseCoopers LLP is filed incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement.

(2) Powers of Attorney for Trustees and Officers dated November 22, 2004 are incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.

(3) Powers of Attorney for Trustees and Officers dated November 15, 2005 are incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.

(K)                  Omitted financial statements - Not applicable.

(L)                    Copy of Letter of Initial Stockholder is incorporated by reference to the Pre-effective Amendment.

(M)                (1) Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on January 29, 2007.

(2) Amendment to Exhibit A dated November 16, 2007 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(3) Amendment to Exhibit A dated August 9, 2010 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 35 to the Registrant’s Registration Statement filed on September 24, 2010.

(4) Amendment to Exhibit A effective January 24, 2011 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 24, 2011.

(5) Amendment to Exhibit A effective January 23, 2012 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 38 to the Registrant’s Registration Statement filed on January 23, 2012.

(6) Amendment to Exhibit A effective January 22, 2013 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on January 22, 2013.

(N)                   (1) Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed on June 1, 2006.

(2) Amendment to Schedule A dated December 20, 2007 to Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(3) Amended and Restated Rule 18f-3 Plan dated August 10, 2009 is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Registration Statement filed on November 23, 2009.

(4) Amended and Restated Rule 18f-3 Plan dated August 9, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(5) Amended and Restated Rule 18f-3 Plan effective January 24, 2011 is incorporated by reference from Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on January 24, 2011.

(6) Amended and Restated Rule 18f-3 Plan effective January 23, 2012 is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2011.

(7) Amended and Restated Rule 18f-3 Plan effective January 22, 2013 is incorporated by reference from Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on January 22, 2013.

(O)                               Code of Conduct, Insider Trading Policy, Gift Policy, Outside Employment Policy, effective January 7, 2014, for ICON Funds, ICON Advisers, Inc. and ICON Distributors, Inc. incorporated by reference from Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on January 22, 2014.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled “The Investment Adviser, Distributor and Other Service Providers.”

ITEM 30. INDEMNIFICATION

Under Article VI of the Registrant’s Master Trust Agreement, each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant (a “Covered Person”) shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registrant’s investment adviser, administrator and distributor information is incorporated by reference to the Prospectuses and SAI contained in Part A and Part B of this Registration Statement at the sections entitled “The Funds’ Investment Manager “ in the Prospectuses, and “The Investment Adviser, Distributor and Other Service Providers” in the SAI.

ITEM 32. PRINCIPAL UNDERWRITERS

ICON Distributors, Inc. (“IDI”) is the Registrant’s principal underwriter. It is not an underwriter for any other investment company. Information pertaining to IDI is incorporated by reference to the Statements of Additional Information contained in Part B of this Registration Statement at the sections entitled “The Investment Adviser, Distributor, and Other Service Providers.”

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under will be maintained by the Registrant at State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 and/or by the Registrant’s Custodian (State Street Bank and Trust Company) and the Registrant’s transfer and shareholder service agent, Boston Financial Data Services, Inc.

ITEM 34. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

None.

ITEM 35. UNDERTAKINGS

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the registration statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this registration statement on Form N-1A (File No. 333-14927) (the “Registration Statement”) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Greenwood Village, State of Colorado, on the 15th day of July, 2014.

Attest:	ICON FUNDS

/s/ Donald Salcito	/s/ Craig T. Callahan
Donald Salcito	Craig T. Callahan
Secretary	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

	President and Trustee	July 15, 2014
Craig Callahan

/s/Glen Bergert*	Trustee	July 15, 2014
Glen Bergert

/s/John Pomeroy*	Trustee	July 15, 2014
John Pomeroy

/s/Michael Sentel*	Trustee	July 15, 2014
Michael Sentel

/s/ Carrie Schoffman	Vice President, Principal Financial Officer and Treasurer	July 15, 2014
Carrie Schoffman

/s/ Donald Salcito	Vice President and Secretary	July 15, 2014
Donald Salcito

By:

/s/ Donald Salcito
Donald Salcito
Attorney-in-Fact*

*Original Powers of Attorney authorizing Donald Salcito and Charles W. Lutter, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant are incorporated by reference from Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed on November 20, 2005.

EXHIBIT INDEX

Exhibit No.	Description
(A)(5)	Amendment No. 22 to Master Trust Agreement
(D)(11)	Amended Advisor Fee Schedule
(E)(6)	Amended Schedule A to Distribution Agreement
(H)(5)(x)	Amendment to Expense Limitation Agreement